EXECUTION COPY
AMENDMENT NO. 3
TO
SERIES 2012-VFN INDENTURE SUPPLEMENT

THIS AMENDMENT NO. 3 TO SERIES 2012-VFN INDENTURE SUPPLEMENT (this “Amendment”) is made as of May 31, 2017, by and between Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust (the "Issuing Entity"), and Citibank, N.A., a national banking association, as indenture trustee (the "Indenture Trustee").
The Issuing Entity and the Indenture Trustee are parties to the Indenture, dated as of November 2, 2011, as amended by Amendment No. 1, dated as of February 13, 2013 (as amended, the “Indenture”), and the related Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, as amended by Amendment No. 1, dated as of September 13, 2013 and by Amendment No. 2, dated as of January 26, 2015 (as amended, the “Series 2012-VFN Indenture Supplement”). The Issuing Entity and the Indenture Trustee have agreed to amend the 2012-VFN Indenture Supplement pursuant to Section 10.02 of the Indenture in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Series 2012-VFN Indenture Supplement.

1.
Amendments. The Series 2012-VFN Indenture Supplement (including the Exhibits thereto) is hereby amended by making the additions which appear with computer generated underscoring and making the deletions which appear with computer generated strike-throughs, in each case, in the composite copy of the Series 2012-VFN Indenture Supplement attached hereto as Exhibit A.

2.
Miscellaneous. As amended by this Amendment, the Series 2012-VFN Indenture Supplement is in all respects ratified and confirmed and the Series 2012-VFN Indenture Supplement as so amended by this Amendment shall be read, taken and construed as one and the same instrument. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

3.
Limitation of Owner Trustee Liability. Notwithstanding anything to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Owner Trustee on behalf of the Issuing Entity. Each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware, but is made for the purpose of binding only the Issuing Entity. In no event shall Deutsche Bank Trust Company Delaware have any personal liability for the representations, warranties, covenants, agreement or other obligations of the Issuing Entity hereunder or in any Notes, certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

4.
Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities as are set forth in the Indenture as if specifically set forth herein. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Amendment and is not responsible for any statement made herein. The Administrator hereby certifies that all of the conditions precedent for the making of this Amendment have been complied with.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Series 2012-VFN Indenture Supplement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
as Issuing Entity
By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee and not in its individual capacity

By:	/s/ Elizabeth B. Ferry
Name:	Elizabeth B. Ferry
Title:	Vice President

By:	/s/ Chad Jones
Name:	Chad Jones
Title:	Vice President

CITIBANK, N.A., as Indenture Trustee and not in its individual capacity

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Vice President

The undersigned hereby (a) acknowledge that Bank of America, National Association, Credit Suisse AG, New York Branch, New York Life Insurance Company and New York Life Insurance and Annuity Corporation, in their respective capacities as Managing Agents, own 100% of the Series 2012-VFN Notes and that Bank of America, National Association, Credit Suisse AG, New York Branch, New York Life Insurance Company and New York Life Insurance and Annuity Corporation are the Managing Agents under the Note Purchase Agreement, (b) acknowledge receipt of notice of this Amendment No. 3 to Series 2012-VFN Indenture Supplement and (c) consent to the execution thereof:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Managing Agent
for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Committed Purchaser
for the Bank of America Purchaser Group

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

CREDIT SUISSE AG, NEW YORK BRANCH,	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as the Managing Agent for the CS Purchaser Group	as the Committed Purchaser for the CS Purchaser Group

By:	/s/ Patrick Duggan	By:	/s/ Patrick Duggan
Name:	Patrick Duggan	Name:	Patrick Duggan
Title:	Associate	Title:	Authorized Signatory

By:	/s/ Erin McCutcheon	By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon	Name:	Erin McCutcheon
Title:	Vice President	Title:	Authorized Signatory

ALPINE SECURITIZATION LTD., as a Conduit Purchaser for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch, as its administrative agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Associate

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY,
as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC,
its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Committed Purchaser for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC,
its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

With respect to Section 4 of this Amendment, agreed to by:

NAVISTAR FINANCIAL CORPORATION,
as Administrator

By:	/s/ Anthony Aiello
Name:	Anthony Aiello
Title:	Vice President and Treasurer

Exhibit A

[Composite Copy of Amendment No. 3 to Series 2012-VFN Indenture Supplement]

~~CONFORMED~~EXECUTION COPY
~~THROUGH AMENDMENT NO. 2~~

NAVISTAR FINANCIAL DEALER NOTE
MASTER OWNER TRUST II
as Issuing Entity
and
~~THE BANK OF NEW YORK MELLON~~CITIBANK, N.A.
as Indenture Trustee

SERIES 2012-VFN INDENTURE SUPPLEMENT
dated as of August 29, 2012
to
INDENTURE
dated as of November 2, 2011

EXHIBITS

EXHIBIT A	FORM OF VARIABLE FUNDING NOTE

EXHIBIT B	FORM OF MONTHLY SERVICER CERTIFICATE

This SERIES 2012-VFN INDENTURE SUPPLEMENT (this “Indenture Supplement”), by and between NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, a statutory trust created under the laws of the State of Delaware (the “Issuing Entity”), and ~~THE BANK OF NEW YORK MELLON,~~CITIBANK, N.A., a ~~New York~~national banking ~~corporation~~association, as Indenture Trustee, is made and entered into as of August 29, 2012.
Pursuant to this Indenture Supplement, the Issuing Entity shall create a new Series of Notes and shall specify the principal terms thereof.
ARTICLE I
Definitions and Other Provisions of General Application

Section 1.01 Definitions.    For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(1)    the capitalized terms used in this Indenture Supplement shall have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2)    all other capitalized terms used but not defined herein which are defined in Part I of Appendix A to the Pooling and Servicing Agreement, ~~the Series Supplement, or the 1995 Pooling and Servicing Agreement,~~
either directly or by reference therein, have the meanings assigned to them therein;

(3)    all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4)    all references in this Indenture Supplement to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

(5)    in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

(6)    except as expressly provided herein, each capitalized term defined herein shall relate only to the Series 2012-VFN Notes and no other Series of Notes issued by the Issuing Entity; and

(7)    “including” and words of similar import shall be deemed to be followed by “without limitation.”
~~“2004 Collateral Certificate” means the Series 2004-1 Certificate issued pursuant to the 1995 Pooling and Servicing Agreement.~~

~~“2004 Indenture” means the Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as issuer, and The Bank of New York Mellon, as indenture trustee.~~

“Additional Amounts” shall have the meaning specified in the Note Purchase Agreement.

“Administrative Agent” shall have the meaning specified in the Note Purchase Agreement.
“Aggregate Receivables Balance” means, as of any date of determination, the aggregate principal amount of the Dealer Notes held by the ~~Receivables Trust~~Issuing Entity as of such date.
“Aggregate Trust Balance” means, as of any date of determination, the sum of the Aggregate Receivables Balance plus the amount on deposit in the Excess Funding Account as of such date.
“Alternate Rate” shall have the meaning specified in the Note Purchase Agreement.
~~"Applicable Pooling and Servicing Agreement" means, on or prior to the 1995 Trust Termination Date, the 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Pooling and Servicing Agreement.~~
“Average Coverage Differential” shall be determined, on any Determination Date, by reference to the Coverage Differentials for each of the related Due Period and the three immediately preceding Due Periods, and shall equal the sum of the three highest such Coverage Differentials divided by three. Average Coverage Differential shall be expressed as a percentage and shall be rounded to the nearest one‑hundredth of a percentage point.
~~“Backup Servicing Expenses” means, with respect to any Due Period on or prior to the 1995 Trust Termination Date, Backup Servicing Expenses as defined in 1995 Pooling and Servicing Agreement and, with respect to any Due Period after the 1995 Trust Termination Date, Backup Servicing Expenses as defined in the Pooling and Servicing Agreement.~~
~~“Base Backup Servicing Fee” means, on or prior to the 1995 Trust Termination Date, Base Backup Servicing Fee as defined in 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, Base Backup Servicing Fee as defined in the Pooling and Servicing Agreement.~~
“Borrower” shall have the meaning specified in the Credit Agreement.
“Change in Control” and each defined term used therein shall have the meanings specified in Section 1.01 of the Credit Agreement, provided however, if the definition of “Change in Control” or any defined term used therein shall be amended, supplemented, restated or modified in the Credit Agreement after the Issuance Date, “Change in Control” and any such defined term used therein may, at the unanimous direction of the Managing Agents, have the meaning as so amended, supplemented, restated or modified.
“Collateral Amount” means, with respect to the Series 2012-VFN Notes, the Series 2012-VFN Collateral Amount.
“Commitment” shall have the meaning specified in the Note Purchase Agreement.
“Commitment Step-Down Date” shall have the meaning specified in the Note Purchase Agreement.
“Controlling Class” means, with respect to the Series 2012-VFN Notes, the Series 2012-VFN Notes as a whole.
“Coverage Differential” shall mean, with respect to any Due Period, the result of (a) the Portfolio Yield for such Due Period minus (b) the sum of (i) the Series 2012-VFN Interest Rate for the related Interest Period and (ii) one percent (1.0%). Coverage Differential shall be expressed as a percentage, and shall be rounded to the nearest one‑hundredth of a percentage point.
“CP Rate” shall have the meaning specified in the Note Purchase Agreement.
“Credit Agreement” means the Second Amended and Restated Credit Agreement, dated as of December 2, 2011, among NFC, Navistar Financial, S.A. De C.V., Sociedad Financiera de Objeto Multiple, Entidad No Regulada, a Mexican corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent, as amended, supplemented, restated or otherwise modified from time to time.
“Dealcor Dealer” shall means a Dealer that is part of Navistar’s Dealcor system.
“Dealcor Dealer Notes Pool Percentage” shall mean the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of Dealer Notes relating to Dealcor Dealers, and the denominator of which is the sum of the aggregate principal balance of Dealer Notes held by the ~~Master Trust~~Issuing Entity and the aggregate principal amount of funds on deposit in the Excess Funding Account.
“Dealcor Dealer Notes Pool Percentage Limit” means 12.5%.
~~“Dealer Note Collections” means, for any Business Day on or prior to the 1995 Trust Termination Date, Dealer Note Collections as defined in the 1995 Pooling and Servicing Agreement and, for any Business Day after the 1995 Trust Termination Date, Dealer Note Collections as defined in the Pooling and Servicing Agreement.~~
~~“Dealer Note Losses” means, for any Due Period on or prior to the 1995 Trust Termination Date, Noteholder Allocated Dealer Note Losses as defined in the Series Supplement and, for any Due Period after the 1995 Trust Termination Date, Dealer Note Losses as defined in the Pooling and Servicing Agreement.~~
“Distribution Date” means the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing September 25, 2012.
“Early Redemption Events” means, with respect to the Series 2012-VFN Notes, each of the following:

(A)
failure on the part of the ~~Transferor~~Depositor or the Servicer (i) to make any payment, distribution or deposit required under ~~the Series Supplement, or the 1995 Pooling and Servicing Agreement,~~ the Pooling and Servicing Agreement or the Note Purchase Agreement within five Business Days after the date required or (ii) to observe or perform in any material respect any other material covenants or agreements of the ~~Transferor~~Depositor or the Servicer therein, which failure has a material adverse effect on the Series 2012-VFN Noteholders and which continues unremedied for a period of 60 days after written notice of such failure shall have been given to the Depositor by the Indenture Trustee or to the Depositor and the Indenture Trustee by any Holder of the Series 2012-VFN Notes;

(B)
any representation or warranty made by the ~~Transferor~~Depositor or the Servicer pursuant to ~~the Series Supplement, or the 1995 Pooling and Servicing Agreement,~~ the Pooling and Servicing Agreement or the Note Purchase Agreement or any information contained in the schedule of Dealer Notes delivered thereunder shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or schedule, or the circumstances or condition that caused such representation, warranty or schedule to be incorrect, continues to be incorrect or uncured in any material respect for a period of 60 days after written notice of such incorrectness shall have been given to the Depositor or the Servicer by the Indenture Trustee or to the Depositor or the Servicer and the Indenture Trustee by any Holder of the Series 2012-VFN Notes and as a result of which the interests of the Series 2012-VFN Noteholders are materially and adversely affected; provided, however, that an Early Redemption Event shall not be deemed to occur if the ~~Transferor~~Depositor has repurchased the related Dealer Notes or all such Dealer Notes, if applicable, during such period in accordance with the provisions of the ~~Applicable~~ Pooling and Servicing Agreement;

(C)
any of the ~~Transferor~~Depositor, Navistar, NIC or NFC shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws; or the ~~Transferor~~Depositor, Navistar, NIC or NFC shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or the ~~Transferor~~Depositor, Navistar, NIC or NFC shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or the ~~Transferor~~Depositor, Navistar, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)
any order for relief against any of the ~~Transferor~~Depositor, Navistar, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the ~~Transferor~~Depositor, Navistar, NIC or NFC under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the ~~Transferor~~Depositor, Navistar, NIC or NFC of any substantial part of their property, or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

(E)
the ~~Transferor~~Depositor shall become legally unable for any reason to transfer Dealer Notes to the ~~Receivables Trust~~Issuing Entity in accordance with the provisions of the ~~Applicable~~ Pooling and Servicing Agreement;

(F)
on any Transfer Date, after giving effect to allocations to be made on that Transfer Date (including payments to be made on the related Distribution Date), the Series 2012-VFN Target Overcollateralization Amount exceeds the Series 2012-VFN Overcollateralization Amount;

(G)	any Servicer Termination Event shall occur for which the Servicer has received a notice of termination;

~~(H)~~
 ~~on any Determination Date related to a Due Period ending on or prior to the 1995 Trust Termination Date, as of the last day of the preceding Due Period, the percentage of the aggregate principal balance of Dealer Notes owned by the Master Trust that consists of Dealer Notes relating to used vehicles exceeds the Used Vehicle Concentration Limit;~~

(H)	[reserved];

(I)	the average Monthly Payment Rate for any three consecutive Due Periods is less than the Monthly Payment Rate Trigger;

(J)	the Series 2012-VFN Outstanding Principal Amount is not repaid by the Expected Principal Distribution Date;

(K)	the Issuing Entity becomes an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and is not exempt from compliance with that Act;

(L)	the occurrence of an Event of Default under the Indenture;

(M)
the delivery by the ~~Transferor~~Depositor to the ~~Receivables Trust~~Issuing Entity of a notice stating that the ~~Transferor~~Depositor shall no longer continue to sell Dealer Notes to the ~~Receivables Trust~~Issuing Entity pursuant to the ~~Applicable~~ Pooling and Servicing Agreement commencing on the date specified in such notice;

(N)	the Average Coverage Differential shall be equal to or less than negative two percent (‑2.00%) on each of three consecutive Determination Dates;

(O)
on any Determination Date, the quotient of (i) the sum of Dealer Note Losses for each of the related Due Period and the five immediately preceding Due Periods and (ii) the sum of Principal Collections for each of the related Due Period and the five immediately preceding Due Periods, is greater than or equal to one percent (1.00%);

(P)
at the end of any Due Period, the Seller’s Interest is reduced to an amount less than the Minimum Seller’s Interest and the Depositor has failed to assign additional Dealer Notes to the ~~Receivables Trust~~Issuing Entity or deposit cash into the Excess Funding Account, the Series 2012-VFN Principal Funding Account or any other principal funding account with respect to any other series of notes issued pursuant to the Indenture ~~or the 2004 Indenture~~ in the amount of such deficiency within ten Business Days following the end of such Due Period; provided, however, that if such deficiency was caused by an increase in the Minimum Seller’s Interest as a result of the occurrence of an excess cash collateral event with respect to any series of notes issued under the Indenture ~~or the 2004 Indenture~~, there shall be a six month grace period to increase the Seller’s Interest to the required level;

(Q)
failure on the part of Navistar to make a deposit in the Interest Deposit Account required by the terms of the Interest Deposit Agreement on or before the date occurring five Business Days after the date such deposit is required by the Interest Deposit Agreement to be made;

(R)
upon an increase in the Spread Account Required Amount as a result of the average Monthly Payment Rate for any three consecutive Due Periods being less than the Monthly Payment Rate Enhancement Trigger, the amount on deposit in the Series 2012-VFN Spread Account is less than the Spread Account Required Amount for five (5) consecutive Business Days;

(S)
the United States government or any agency or instrumentality thereof files a notice of a lien under §6323 of the Code or any similar statutory provision (including, but not limited to, §302(f) or §4068 of ERISA) on the assets of NFC or the Depositor which is or may in the future be prior to the lien of the ~~Master Trust~~Indenture Trustee or the assets of the ~~Master Trust~~Issuing Entity (including, without limitation, proceeds of the Dealer Notes);

(T)	the occurrence of a Change in Control;

(U)
either (A) NFC shall cease to be the “beneficial owner” (as defined in Rule 13d‑3 under the Securities Exchange Act of 1934) of 100% of the outstanding stock of the Depositor or (B) NIC shall cease to be the “beneficial owner” (as defined in Rule 13d‑3 under the Securities Exchange Act of 1934), directly or indirectly, of 100% of the outstanding stock of NFC;

(V)
any Borrower shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable and such failure shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such Material Indebtedness was created;

(W)
any event or condition occurs that (A) results in any Material Indebtedness becoming due prior to its scheduled maturity or (B) solely in the case of the US Borrower, enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this paragraph (W) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(X)
NFC shall fail to observe or perform any condition, covenant or agreement contained in Section 8.01 of the Credit Agreement as in effect on the date hereof; provided that if the Credit Agreement is terminated or Section 8.01 of the Credit Agreement or any defined term or provision that affects any calculation specified in Section 8.01 of the Credit Agreement is terminated, amended, supplemented or modified, then Section 8.01 as used herein may, at the unanimous direction of the Managing Agents, be similarly terminated, amended, supplemented or modified;

(Y)
either NIC or Navistar shall fail to pay when due, or within any applicable grace period, any principal of or interest on its Indebtedness for Borrowed Money which exceeds $50,000,000 in aggregate principal or face amount;

(Z)
any Indebtedness for Borrowed Money of either NIC or Navistar which exceeds $50,000,000 in aggregate principal or face amount shall become due prior to its stated maturity, or any event or circumstance shall occur which permits one or more Persons other than NIC or Navistar, as the case may be, to cause such Indebtedness for Borrowed Money to become due prior to its stated maturity;

(AA)
that portion of the Series 2012-VFN Outstanding Principal Amount allocable to a Purchaser Group shall at any time exceed the Commitment of such Purchaser Group (other than after the Purchase Expiration Date);

(BB)
the Dealcor Dealer Notes Pool Percentage, as reported on a Servicer Certificate, shall exceed the Dealcor Dealer Notes Pool Percentage Limit and such Dealcor Dealer Notes Pool Percentage shall not have been reduced to the Dealcor Dealer Notes Pool Percentage Limit or lower (as evidenced by an Officer’s Certificate of the Servicer delivered to each Managing Agent or as shown in the next succeeding Servicer Certificate) on any date on or prior to the due date for delivery of the next succeeding Servicer Certificate; and

(CC)
on the Commitment Step-Down Date (A) the Funded Amount (after giving effect to any paydown on such date) exceeds the Maximum Funded Amount (after giving effect to the Step-Down Commitments on such date) or (B) the portion of the Funded Amount funded by a Purchaser Group (after giving effect to any paydown on such date) exceeds the Funded Amount allocable to such Purchaser Group pro rata in accordance with the Step-Down Commitments on such date.

In the case of any event described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to Series 2012-VFN Notes shall be deemed to have occurred only if, after the applicable grace period described in those clauses, if any, either the Indenture Trustee at the direction of or the Series 2012-VFN Noteholders holding Series 2012-VFN Notes evidencing more than 50% of the Series 2012-VFN Outstanding Principal Amount by written notice to the Depositor, the Servicer, the Issuing Entity and, if given by Series 2012-VFN Noteholders, the Indenture Trustee, declare that an Early Redemption Event has occurred as of the date of that notice. In the case of any Early Redemption Event other than as described in clauses (A), (B) or (G) above, an Early Redemption Event with respect to the Series 2012-VFN Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2012-VFN Noteholders immediately upon the occurrence of that event.

“Early Redemption Period” means the period from and including the date on which an Early Redemption Event occurs to but excluding the Series 2012-VFN Termination Date.
“Excess Available Interest Amounts” means, with respect to any Due Period, either (i) the portion of Series 2012-VFN Available Interest Amounts, if any, available after application pursuant to Section 3.01(a)(i) through (ix) or (ii) the amounts available to the Series 2012-VFN Notes from the Notes of other Series in Excess Interest Sharing Group One that the applicable Indenture Supplements specify are to be treated as “Excess Available Interest Amounts.”
“Excess Available Principal Amounts” means, with respect to any Business Day, either (a) the portion of Series 2012-VFN Available Principal Amounts, if any, available after application pursuant to Section 3.02(a)(i) through (iii) or (b) the amounts available to the Series 2012-VFN Notes from the Notes of other Series in Principal Sharing Group One that the applicable Indenture Supplements specify are to be treated as “Excess Available Principal Amounts” on the related Business Day.
~~“Excess Funding Account” means, on or prior to the 1995 Trust Termination Date, the Excess Funding Account as defined in 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Excess Funding Account as defined in the Pooling and Servicing Agreement.~~
~~“Excess Interest Collections” has the meaning specified in the 1995 Pooling and Servicing Agreement.~~
“Excess Interest Sharing Group One” means Series 2012-VFN and each other Series of Notes specified in the related Indenture Supplement as being included in Excess Interest Sharing Group One.
“Expected Principal Distribution Date” means the Scheduled Purchase Expiration Date; provided, however, with respect to any Series 2012-VFN Note held by any Non-Extending Purchaser Group, the Expected Principal Distribution Date means the Original Scheduled Purchase Expiration Date.
~~“Finance Charge Collections” means, for any Due Period on or prior to the 1995 Trust Termination Date, Noteholder Available Interest Amounts as defined in the Series Supplement and, for any Due Period after the 1995 Trust Termination Date, Finance Charge Collections as defined in the Pooling and Servicing Agreement.~~
“FATCA” means Sections 1471 through 1474 of the Code, commonly referred to as the Foreign Account Tax Compliance Act.
“FATCA Withholding Tax” means any withholding or deduction pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations or agreements thereunder or official interpretations thereof or any intergovernmental agreement between the United States and another jurisdiction facilitating the implantation thereof (or any law implementing such an intergovernmental agreement).
“Funded Amount” shall have the meaning specified in the Note Purchase Agreement.
“Hedging Agreement” has the meaning specified in Section 1.01 of the Credit Agreement, provided however, if the definition of “Hedging Agreement” shall be amended, supplemented or modified in the Credit Agreement after the Issuance Date, “Hedging Agreement” as used herein may, at the unanimous direction of the Managing Agents, have the meaning as so amended, supplemented or modified.
“Incremental Funded Amount” means the amount of the increase in the Series 2012-VFN Outstanding Principal Amount occurring as a result of any Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid with respect to such Incremental Funding pursuant to the Note Purchase Agreement.
“Incremental Funding” shall have the meaning specified in the Note Purchase Agreement.
“Incremental Overcollateralization Amount” means, with respect to any date on which there is an Incremental Funding, the product of (i) the Incremental Funded Amount for such date and (ii) the Series 2012-VFN ~~Overcollateralization~~Subordinated Seller’s Interest Percentage.
“Indebtedness” and each defined term used therein shall have the meanings specified in Section 1.01 of the Credit Agreement, provided however, if the definition of “Indebtedness” or any defined term used therein shall be amended, supplemented or modified in the Credit Agreement after the Issuance Date, “Indebtedness” and any such defined term used therein may, at the unanimous direction of the Managing Agents, have the meaning as so amended, supplemented or modified.

“Indebtedness for Borrowed Money” and each defined term used therein shall have the meanings specified in Section 1.01 of the Credit Agreement, provided however, if the definition of “Indebtedness for Borrowed Money” or any defined term used therein shall be amended, supplemented or modified in the Credit Agreement after the Issuance Date, “Indebtedness for Borrowed Money” and any such defined term used therein may, at the unanimous direction of the Managing Agents, have the meaning as so amended, supplemented or modified.
“Initial Series 2012-VFN Outstanding Principal Amount” means $0.
~~“Interest Deposit Account” means, on or prior to the 1995 Trust Termination Date, the Interest Deposit Account as defined in 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Interest Deposit Account as defined in the Pooling and Servicing Agreement.~~
~~“Interest Deposit Agreement” means, on or prior to the 1995 Trust Termination Date, the Interest Deposit Agreement as defined in 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Interest Deposit Agreement as defined in the Pooling and Servicing Agreement.~~
“Interest Period” shall mean with respect to any Distribution Date and any portion of the Series 2012-VFN Outstanding Principal Amount, if the Series 2012-VFN Monthly Interest is to be calculated on the basis of the CP Rate, the related Due Period and, if the Series 2012-VFN Monthly Interest is to be calculated on the basis of the Alternate Rate, unless otherwise agreed by the Issuing Entity and the applicable holder, the period beginning on and including the preceding Distribution Date and ending on but excluding such Distribution, but in either case excluding any period prior to the Issuance Date.
~~“Investment Income” means, with respect to any Due Period on or prior to the 1995 Trust Termination Date, the Investment Income allocated to the 2011 Collateral Certificate and, after the 1995 Trust Termination Date, Investment Income as defined in the Pooling and Servicing Agreement.~~
“Issuance Date” means August 29, 2012.
“Legal Final Maturity Date” has the meaning specified in the Note Purchase Agreement.
“Managing Agent” has the meaning specified in the Note Purchase Agreement.
“Material Indebtedness” means Indebtedness or obligations in respect of one or more Hedging Agreements in an aggregate principal amount exceeding (a) $10,000,000, in the case of the US Borrower, and (b) $5,000,000, in the case of the Mexican Borrower. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Borrower in respect of any Hedging Agreements at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower would be required to pay if such Hedging Agreement were terminated at such time; provided, however, if the definition of “Material Indebtedness” as set forth in the Credit Agreement shall be amended, supplemented or modified after the Closing Date, “Material Indebtedness” as used herein may, at the unanimous direction of the Managing Agents, be similarly amended, supplemented or modified.
“Maximum Funded Amount” shall have the meaning specified in the Note Purchase Agreement.
“Mexican Borrower” shall have the meaning specified in the Credit Agreement; provided, however, if the definition of “Mexican Borrower” as set forth in the Credit Agreement shall be amended, supplemented or modified after the Closing Date, “Mexican Borrower” as used herein may, at the unanimous direction of the Managing Agents, be similarly amended, supplemented or modified.
~~“Minimum Seller’s Interest” means, on or prior to the 1995 Trust Termination Date, the Minimum Master Trust Seller’s Interest as defined in the 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Minimum Seller’s Interest as defined in the Pooling and Servicing Agreement.~~
“Monthly Payment Rate” means, on any Determination Date, the quotient of (1) the sum of Dealer Note Collections for the related Due Period and (2) the daily average Aggregate Receivables Balance during the related Due Period.
“Monthly Payment Rate Enhancement Trigger” means 20%.
“Monthly Payment Rate Trigger” means 16%.

“New Vehicle Monthly Interest Rate” shall mean, with respect to any Due Period, the product of (a) the per annum rate of interest and finance charges billed by NFC during such Due Period on New Vehicle Dealer Notes and (b) the quotient of (i) the number of days during such Due Period and (ii) the actual number of days in the related calendar year.
“Nominal Liquidation Amount” means, with respect to the Series 2012-VFN Notes, the Series 2012-VFN Nominal Liquidation Amount.
“Nominal Liquidation Amount Deficit” means, with respect to the Series 2012-VFN Notes as of any Transfer Date, the excess of the aggregate of the reallocations and reductions made pursuant to Section 3.03 on or prior to such Transfer Date, over the aggregate amount of all reinstatements pursuant to Section 3.03 on or prior to such Transfer Date.
“Non-Extending Purchaser Group” shall have the meaning specified in the Note Purchase Agreement.
“Non‑Use Fee” shall have the meaning specified in the Note Purchase Agreement.
“Note Purchase Agreement” shall mean the Note Purchase Agreement, dated as of the Issuance Date, among the Depositor, the Servicer, the Administrative Agent, the Managing Agents and the other parties thereto, as amended, supplemented, restated or otherwise modified from time to time.
“Noteholder FATCA Information” means, with respect to any Series 2012-VFN Noteholder, information sufficient to eliminate the imposition of, or determine the amount of, FATCA Withholding Tax.
“Noteholder Tax Identification Information” means, with respect to any Series 2012-VFN Noteholder, properly completed and signed tax certifications (generally, in the case of U.S. Federal Income Tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a “United States Person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a “United States Person” within the meaning of Section 7701(a)(30) of the Code).
“Original Scheduled Purchase Expiration Date” shall have the meaning specified in the Note Purchase Agreement.
“Overcollateralization Amount” means, with respect to the Series 2012-VFN Notes, the Series 2012-VFN Overcollateralization Amount.
“Overcollateralization Amount Deficit” means, with respect to the Series 2012-VFN Notes as of any Transfer Date, the excess of the Series 2012-VFN Target Overcollateralization Amount as of such Transfer Date over the Series 2012-VFN Overcollateralization Amount as of such Transfer Date.
“Overcollateralization Reduction Amount” means, with respect to any payment of principal of the Series 2012-VFN Notes, the product of (a) the amount of such principal payment and (b) the Series 2012-VFN ~~Overcollateralization~~Subordinated Seller’s Interest Percentage.
“Pooling and Servicing Agreement” means the Pooling and Servicing Agreement, dated as of November 2, 2011, among the Depositor, the Servicer and the Issuing Entity, as amended and supplemented from time to time.
~~“Principal Collections” means, for any Business Day, on or prior to the 1995 Trust Termination Date, Noteholder Available Principal Amounts as defined in the Series Supplement and, after the 1995 Trust Termination Date, Principal Collections as defined in the Pooling and Servicing Agreement.~~
“Principal Sharing Group One” means Series 2012-VFN and each other Series specified in the related Indenture Supplement as being included in Principal Sharing Group One.

“Portfolio Yield” means, with respect to any Due Period, the product of (a) the quotient of (i) Finance Charges for such Due Period over (ii) the daily average principal amount of Dealer Notes outstanding during such Due Period and (b) a fraction, the numerator of which is 365 and the denominator of which is the actual number of days elapsed during such Due Period. Portfolio Yield shall be expressed as a percentage, and shall be rounded to the nearest one‑hundredth of a percentage point.
“Projected Dealer Note Income” shall mean, on any Transfer Date, an amount equal to the sum of (a) the product of (i) the principal amount of Dealer Notes financing new vehicles outstanding on the Business Day prior to the related Determination Date, (ii) the New Vehicle Monthly Interest Rate for the related Due Period and (iii) the Projected VFN Allocation Percentage for such Transfer Date and (b) the product of (i) the principal amount of Dealer Notes financing used vehicles outstanding on the Business Day prior to the related Determination Date, (ii) the Used Vehicle Monthly Interest Rate for the related Due Period and (iii) the Projected VFN Allocation Percentage for such Transfer Date.
“Projected Monthly Backup Servicing Fee” shall mean, on any Transfer Date, an amount equal to one-twelfth of the product of (a) the Base Backup Servicing Fee and (b) the Projected VFN Allocation Percentage for such Transfer Date.
“Projected Monthly Backup Servicing Expenses” shall mean, on any Transfer Date, an amount equal to the product of (a) the Backup Servicing Expenses with respect to the related Due Period and (b) the Projected VFN Allocation Percentage for such Transfer Date.
“Projected Monthly Servicing Fee” shall mean, on any Transfer Date, an amount equal to one-twelfth of the product of (a) 1%, (b) the aggregate principal amount of Dealer Notes as of the Business Day preceding the related Determination Date and (c) the Projected VFN Allocation Percentage for such Transfer Date.
“Projected VFN Allocation Percentage” means, with respect to any Transfer Date, the quotient of (i) the Series 2012-VFN Nominal Liquidation Amount as of such Transfer Date (after giving effect to any prepayment or incremental funding on or prior to the related Distribution Date), divided by (ii) the sum of the aggregate principal amount of the Dealer Notes in the ~~Master Trust~~Issuing Entity and the aggregate principal amount of the funds in the Excess Funding Account, each as of the Business Day prior to the related Determination Date.
“Projected VFN Monthly Interest” shall mean, on any Transfer Date, an amount equal to the product of (a) the Series 2012-VFN Interest Rate for the related Distribution Date, (b) the Series 2012-VFN Outstanding Principal Amount as of such Transfer Date (after giving effect to any prepayment or incremental funding on or prior to the related Distribution Date), (c) the result of (i) the actual number of days in the Interest Period following the Interest Period related to such Transfer Date divided by (ii) 360 and (d) 1.25.
“Purchase Expiration Date” shall have the meaning specified in the Note Purchase Agreement.
“Purchaser Group” shall have the meaning specified in the Note Purchase Agreement.
~~“Receivables Trust” means, on or prior to the 1995 Trust Termination Date, the Master Trust and, after the 1995 Trust Termination Date, the Issuing Entity.~~
“Reinstatement Amount” is defined in Section 3.01(a)(v).
“Required Seller’s Percentage” means 0%.
“Revolving Period” means the period beginning on the Issuance Date and ending when an Early Redemption Period begins.
“Scheduled Purchase Expiration Date” shall have the meaning specified in the Note Purchase Agreement.
~~“Seller’s Interest” means, on or prior to the 1995 Trust Termination Date, the Master Trust Seller’s Interest as defined in the 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Seller’s Interest as defined in the Pooling and Servicing Agreement.~~
“Series 2012-VFN Accounts” is defined in Section 3.10(a).

~~“Series 2012-VFN Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2012-VFN Variable Allocation Percentage for such Due Period and Dealer Note Losses for such Due Period.~~
~~“Series 2012-VFN Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2012-VFN Variable Allocation Percentage for such Due Period and Finance Charge Collections for such Due Period.~~
~~“Series 2012-VFN Allocated Principal Amounts” means, with respect to any Business Day, the product of the Series 2012-VFN Fixed Allocation Percentage for such Business Day and Principal Collections for such Business Day.~~
“~~Series 2012-VFN"~~Series 2012-VFN Additional Available Interest Amounts” means, with respect to any Due Period and the related Transfer Date, an amount equal to:

(i)	the Series 2012-VFN Subordinated Seller’s Interest Allocated Interest Amounts for such Due Period.

~~(i)~~	~~plus any net investment earnings for such Due Period on funds in the Series 2012-VFN Interest Funding Account, the Series 2012-VFN Principal Funding Account and the Series 2012-VFN Spread Account;~~

~~(ii)~~	~~plus the Series 2012-VFN Investment Income;~~

~~(iii)~~	~~plus any Excess Available Interest Amounts allocated to Series 2012-VFN on the related Transfer Date pursuant to Section 3.01(b);~~

~~(iv)~~	~~plus any Excess Interest Collections allocated to Series 2012-VFN on the related Transfer Date pursuant to Section 3.01(b);~~

~~(v)~~	~~plus any amount treated as Series 2012-VFN Available Interest Amounts pursuant to Sections 3.01(c)(i) and (ii).~~

“~~Series 2012-VFN"~~“Series 2012-VFN Additional Available Principal Amounts” means, with respect to any Business Day, an amount equal to:

(i)	the Series 2012-VFN Subordinated Seller’s Interest Allocated Principal Amounts for such Business Day;

~~(ii)~~
~~plus, if such Business Day is a Transfer Date, any Series 2012-VFN Available Interest Amounts used to fund the Series 2012-VFN Noteholder Allocated Dealer Note Losses for the related Due Period on such Transfer Date pursuant to Section 3.01(a)(iii);~~

(ii)
plus, if such Business Day is a Transfer Date, any Series 2012-VFN Available Interest Amounts used to reinstate any reduction in the Series 2012-VFN ~~Collateral~~Overcollateralization Amount for the related Due Period on such Transfer Date pursuant to Sections 3.01(a)(v) and 3.03(c).

~~(iii)~~	~~plus any Excess Available Principal Amounts allocated to Series 2012-VFN on such Transfer Date pursuant to Section 3.02(b);~~

~~(v)~~	~~plus, any Shared Principal Collections allocated to~~ "Series 012-VFN ~~on such Transfe Date pursuant to Section 3.02(b);~~
~~plius, if such Busines Day is a Transfer Date and the Series 2012-VFN Notes are in an Early Redemption Period, any~~

Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the sum of the Series 2012-VFN Noteholder Allocated Dealer Note Losses and the Series 2012-VFN Subordinated Seller’s Interest Allocated Dealer Note Losses for such Due Period.
~~Series 2012-VFN~~
“Series 2012-VFN Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the sum of the Series 2012-VFN Noteholder Allocated Interest Amounts and the Series 2012-VFN Subordinated Seller’s Interest Allocated Interest Amounts for such Due Period.
“Series 2012-VFN Allocated Principal Amounts” means, with respect to any Business Day, the sum of the Series 2012-VFN Noteholder Allocated Principal Amounts and Series 2012-VFN Subordinated Seller’s Interest Allocated Principal Amounts for such Business Day.

“Series 2012-VFN Available Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the sum of Series 2012-VFN Noteholder Available Interest Amounts and Series 2012-VFN Additional Available Interest Amounts ~~treated as~~ for such Due Period.
“Series 2012-VFN Available Principal Amounts ~~pursuant to Section 3.01(a)(ix)~~” means, with respect to any Business Day, the sum of Series 2012-VFN Noteholder Available Principal Amounts and Series 2012-VFN Additional Available Principal Amounts of such Business Day.
“Series 2012-VFN Backup Servicing Expenses” means, with respect to any Transfer Date, the product of (a) the Backup Servicing Expenses, multiplied by (b) a fraction (i) the numerator of which is the daily average Series 2012-VFN Nominal Liquidation Amount for each day of the related Due Period and (ii) the denominator of which is the daily average Aggregate Trust Balance for each day of the related Due Period.
“Series 2012-VFN Backup Servicing Fee” means, with respect to any Transfer Date, the product of (a) 1/12 of the Base Backup Servicing Fee, multiplied by (b) a fraction (i) the numerator of which is the daily average Series 2012-VFN Nominal Liquidation Amount for each day of the related Due Period and (ii) the denominator of which is the daily average Aggregate Trust Balance for each day of the related Due Period.
~~“Series 2012-VFN Collateral Amount” equals, as of any date of determination, the sum of the Series 2012-VFN Nominal Liquidation Amount (calculated without subtraction of amounts on deposit in the Principal Funding Account) and the Series 2012-VFN Overcollateralization Amount; provided, however, that (a) for purposes of calculating the Noteholder Floating Allocation Percentage, the Series 2012-VFN Variable Allocation Percentage, the variable allocation percentage for each other Series of Notes, and similar provisions, (i) during the Revolving Period, the Collateral Amount for the Series 2012-VFN as of the last day of any Due Period shall be deemed to be the average daily Series 2012-VFN Collateral Amount for each day in the Due Period following such last day and (ii) during any Early Redemption Period, the Collateral Amount for the Series 2012-VFN as of the last day of any Due Period shall be the Collateral Amount as of such last day and (b) for purposes of calculating the Noteholder Principal Allocation Percentage, the Series 2012-VFN Fixed Allocation Percentage, the fixed allocation percentage for each other Series of Notes, and similar provisions, (i) the Collateral Amount for the Series 2012-VFN as of the last day of any Due Period shall be deemed to be the amount of the Series 2012-VFN Collateral Amount as of the date of determination of the applicable allocation percentage (or, with respect to any day prior to the Issuance Date, the Issuance Date) and (ii) the Collateral Amount as of the last day of any Due Period ending prior to the commencement of an amortization, repayment or accumulation period shall be deemed to be the Series 2012-VFN Collateral Amount as of the last day prior to the commencement of such amortization, repayment or accumulation period; provided further, that for purposes of calculating the Series Allocation Percentage (and the Adjusted Invested Amount used for purposes of such calculation) during the Revolving Period, the Collateral Amount for the Series 2012-VFN as of the end of a Distribution Date shall be deemed to be the average daily Series 2012-VFN Collateral Amount for each day in the Due Period following such Distribution Date.~~
“Series 2012-VFN Collateral Amount” equals, as of any date of determination, the sum of the Series 2012-VFN Nominal Liquidation Amount (calculated without subtraction of amounts on deposit in the Principal Funding Account) and the Series 2012-VFN Overcollateralization Amount.
“Series 2012-VFN Fixed Allocation Percentage” means ~~(a),~~ with respect to any Business Day ~~on or prior to the 1995 Trust Termination Date, the percentage equivalent of a fraction never greater than 100% or less than 0% equal to:~~

~~(vi)~~
~~the numerator of which is the Series 2012-VFN Collateral Amount as of such date (or the Issuance Date in the case of any Business Day prior to the first Transfer Date) or, if an Early Redemption Period has commenced, as of the day prior to the commencement of the Early Redemption Period; and~~

~~(vii)~~
~~the denominator of which is the sum of the Collateral Amounts for all Series of Notes as of the last day of the immediately preceding Due Period (or the issuance date of that Series in the case of any Business Day prior to the first Transfer Date), except that for any Series of Notes that is amortizing, repaying or accumulating principal, the Collateral Amount of that Series shall be fixed as of the last day of the Due Period ending prior to the commencement of such amortization, repayment or accumulation; and~~

~~(b)~~	~~with respect to any Business Day after the 1995 Trust Termination Date,~~ the percentage equivalent of a fraction never greater than 100% or less than 0% equal to:

(i)
the numerator of which is the Series 2012-VFN Collateral Amount as of such day or, if an Early Redemption Period has commenced, as of the day prior to the commencement of the Early Redemption Period; and

(ii)
the denominator of which is the greater of (A) the sum of the Collateral Amounts for each Series of Notes used to calculate the applicable fixed allocation percentage of such Series as of such day and (B) the Aggregate Trust Balance as of last day of the preceding Due Period.

“Series 2012-VFN Interest Funding Account” means the account designated as such and established pursuant to Section 3.10(a).
“Series 2012-VFN Interest Rate” means for any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which is the product of (i) the Series 2012-VFN Monthly Interest to be paid on such Distribution Date (excluding any portion thereof consisting of the Series 2012-VFN Monthly Interest carried over from the prior Distribution Date and interest on such unpaid Series 2012-VFN Monthly Interest) and (ii) a fraction, the numerator of which is 365 and the denominator of which is the number of days for which such Series 2012-VFN Monthly Interest was calculated and (b) the denominator of which is the weighted average Series 2012-VFN Outstanding Principal Amount for the related Interest Period.
“Series 2012-VFN Investment Income” means, with respect to any Due Period and the Series 2012-VFN Notes, the product of the Series 2012-VFN Variable Allocation Percentage for such Due Period and Investment Income for such Due Period.
“Series 2012-VFN Monthly Interest” shall have the meaning specified in the Note Purchase Agreement.
“Series 2012-VFN Nominal Liquidation Amount” means, at any time:

(i)	the Series 2012-VFN Outstanding Principal Amount;

(ii)	minus the reductions to the Series 2012-VFN Nominal Liquidation Amount pursuant to Section 3.03(b) on or prior to such date of determination;

(iii)	plus the reinstatements of the Series 2012-VFN Nominal Liquidation Amount pursuant to Section 3.03(d) on or prior to such date of determination;

(iv)
minus the amount (other than investment earnings) then on deposit in the Series 2012-VFN Principal Funding Account (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) up to the amount that would reduce the Series 2012-VFN Nominal Liquidation Amount to zero;

provided, however, the Series 2012-VFN Nominal Liquidation Amount may never be greater than the Series 2012-VFN Outstanding Principal Amount or less than zero.
“Series 2012-VFN Noteholder” means a Person in whose name a Series 2012-VFN Note is registered in the Note Register.
“Series 2012-VFN Noteholder Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the product of ~~(a)~~the Series 2012-VFN ~~Allocated~~Noteholder Variable Allocation Percentage for such Due Period and Dealer Note Losses for such Due Period ~~and~~.
“Series 2012-VFN Noteholder Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2012-VFN Noteholder Variable Allocation Percentage for such Due Period and Finance Charge Collections for such Due Period.
“Series 2012-VFN Noteholder Allocated Principal Amounts” means, with respect to any Business Day, the product of the Series 2012-VFN Noteholder Fixed Allocation Percentage for such Business Day and Principal Collections for such Business Day.
“Series 2012-VFN Noteholder Available Interest Amounts” means, with respect to any Due Period and the related Transfer Date, an amount equal to:

(i)	the Series 2012-VFN Noteholder Allocated Interest Amounts for such Due Period;

(ii)	plus any net investment earnings for such Due Period on funds in the Series 2012-VFN Interest Funding Account, the Series 2012-VFN Principal Funding Account and the Series 2012-VFN Spread Account;

(iii)	plus the Series 2012-VFN Investment Income;

~~(v)~~	~~(b) the quotient of (i)~~

(iv)	plus any Excess Available Interest Amounts allocated to Series 2012-VFN on the related Transfer Date pursuant to Section 3.01(b);

(v)	[reserved];

(vi)	plus any amount treated as Series 2012-VFN Noteholder Available Interest Amounts pursuant to Sections 3.01(c)(i) and (ii).

“Series 2012-VFN Noteholder Available Principal Amounts” means, with respect to any Business Day, an amount equal to:

(i)	the Series 2012-VFN Noteholder Allocated Principal Amounts for such Business Day;

(ii)
plus, if such Business Day is a Transfer Date, any Series 2012-VFN Available Interest Amounts used to fund the Series 2012-VFN Noteholder Allocated Dealer Note Losses for the related Due Period on such Transfer Date pursuant to Section 3.01(a)(iii);

(iii)
plus, if such Business Day is a Transfer Date, any Series 2012-VFN Available Interest Amounts used to reinstate any reduction in the Series 2012-VFN Nominal Liquidation Amount ~~as of~~for the ~~prceding~~related Due Period on such Transfer Date pursuant to Sections 3.01(a)(v) and 3.03(c);

(vi)	plus any Excess Available Principal Amounts allocated to Series 2012-VFN on such Transfer Date pursuant to Section 3.02(b);

(v)	~~,divided by~~[reserved];

(vi)
plus, if such Business Day is a Transfer Date and the Series 2012-VFN Notes are in an Early Redemption Period, any Series 2012-VFN Available Interest Amounts treated as Series 2012-VFN Noteholder Available Principal Amounts pursuant to Section 3.01(a)(ix).

~~(ii) the Series 2012-VFN Collateral Amount as of the preceding Transfer Date~~

“Series 2012-VFN Noteholder Fixed Allocation Percentage” means, with respect to any Business Day, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2012-VFN Fixed Allocation Percentage for such Business Day and (ii) a fraction, the numerator of which is the Series 2012-VFN Nominal Liquidation Amount (calculated without subtraction of amounts on deposit in the Principal Funding Account) for such day and the denominator of which is the Series 2012-VFN Collateral Amount for such day.
“Series 2012-VFN Noteholder Variable Allocation Percentage” means, with respect to any Due Period and the related Transfer Date, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2012-VFN Variable Allocation Percentage for such Due Period and (ii) a fraction, the numerator of which is the daily average of the Series 2012-VFN Nominal Liquidation Amount (calculated without subtraction of amounts on deposit in the Principal Funding Account) for such Due Period and the denominator of which is daily average of the Series 2012-VFN Collateral Amount for such Due Period.

“Series 2012-VFN Notes” is defined in Section 2.01.
“Series 2012-VFN Outstanding Principal Amount” means, for any date of determination, an amount equal to the Initial Series 2012-VFN Outstanding Principal Amount, plus the aggregate of all Incremental Funded Amounts with respect to the Variable Funding Notes for all Incremental Fundings occurring on or prior to such date, minus any principal payments made to holders of the Variable Funding Notes on or prior to such date. As applied to any particular Variable Funding Note, the “Series 2012-VFN Outstanding Principal Amount” means the portion of the overall Series 2012-VFN Outstanding Principal Amount represented by that Variable Funding Note.
“Series 2012-VFN Overcollateralization Amount” means:

(a)	with respect to the Issuance Date, after giving effect to the Incremental Funding made on such date, $110,364,960.00; and

(b)
with respect any subsequent date, an amount equal to the Series 2012-VFN Overcolleralization Amount determined as of the immediately preceding Transfer Date (or with respect to the initial Transfer Date, the Series 2012-VFN Overcollateralization Amount as of the Issuance Date);

(i)	plus an amount equal to the Incremental Overcollateralization Amount for each Incremental Funding, if any, since such prior Transfer Date;

(ii)
minus an amount equal to the Overcollateralization Reduction Amount for each principal payment made to holders of the Series 2012-VFN Notes, if any, since such prior Transfer Date; provided, however, that if an Early Redemption Period has commenced, this clause (ii) shall not be given effect;

(iii)
plus an amount equal to the increase, if any, in the Series 2012-VFN Target Overcollateralization Amount as a result of a change in the Series 2012-VFN ~~Overcollateralization~~Subordinated Seller’s Interest Factor since such prior Transfer Date;

(iv)
minus an amount equal to the decrease, if any, in the Series 2012-VFN Target Overcollateralization Amount as a result of a change in the Series 2012-VFN ~~Overcollateralization~~Subordinated Seller’s Interest Factor since such prior Transfer Date;

(v)
minus all reallocations of the Series 2012-VFN Available Principal Amounts used to pay the Series 2012-VFN Monthly Interest on the Series 2012-VFN Notes that have been allocated to the Series 2012-VFN Overcollateralization Amount pursuant to Section 3.03(b)(i) since such prior Transfer Date;

(vi)
minus all allocations of Series 2012-VFN Noteholder Allocated Dealer Note Losses that have been allocated to the Series 2012-VFN Overcollateralization Amount pursuant to Section 3.03(b)(i) since such prior Transfer Date;

(vii)
(vii)    minus the amount, if any, deposited into the Series 2012-VFN Spread Account pursuant to Section 3.02(a)(iii) that has been allocated to the Series 2012-VFN Overcollateralization Amount pursuant to Section 3.03(b)(i) since such prior Transfer Date;

(viii)	plus all reinstatements of the Series 2012-VFN Overcollateralization Amount pursuant to Section 3.03(d)(ii) since such prior Transfer Date;

provided, however, that the ~~Transferor~~Depositor may in its discretion at any time and from time to time increase the Series 2012-VFN Overcollateralization Amount (together with any discretionary amounts added to the Spread Account) by up to 5.0% in the aggregate of the Series 2012-VFN Nominal Liquidation Amount by allocating a portion of the Seller’s Interest thereto, but only to the extent that it will not result in the Seller’s Interest being less than the Minimum Seller’s Interest.
~~“Series 2012-VFN Overcollateralization Factor” means 31.50%; provided, however, if any outstanding series of Notes issued by the Issuing Entity or Navistar Financial Dealer Note Master Owner Trust rated upon initial issuance in the AAA/Aaa category by either Moody’s or S&P is downgraded to below AAA/Aaa, the Series 2012-VFN Overcollateralization Factor will be set at the level reasonably determined by the Administrative Agent necessary (together with any change to the Spread Account Required Percentage) to support a rating in the AAA/Aaa category for long-term debt on the Series 2012-~~

~~VFN Notes, subject to the consent of the Depositor or, if the Depositor shall not so consent, the Purchase Expiration Date shall be deemed to have occurred.~~
~~“Series 2012-VFN Overcollateralization Percentage” means the percentage equivalent of a fraction, the numerator of which is the Series 2012-VFN Overcollateralization Factor and the denominator of which is 1.00 minus the Series 2012-VFN Overcollateralization Factor.~~
“Series 2012-VFN Principal Funding Account” means the trust account designated as such and established pursuant to Section 3.10(a).
“Series 2012-VFN Required Excess Seller’s Interest” equals, for the Series 2012-VFN Notes, with respect to any Business Day, the Required Seller’s Percentage times the Series 2012-VFN Nominal Liquidation Amount as of that day.
“Series 2012-VFN Servicing Fee” means, with respect to any Transfer Date, the product of (a) the product of (i) 1/12, (ii) 1.0%, and (iii) the Aggregate Receivables Balance as of the last day of the related Due Period, multiplied by (b) a fraction (i) the numerator of which is the daily average Series 2012-VFN Nominal Liquidation Amount for each day of the related Due Period and (ii) the denominator of which is the daily average Aggregate Trust Balance for each day of the related Due Period.
~~“Series 2012-VFN Shared Principal Collections” shall be as defined in Section 3.02(b).~~
“Series 2012-VFN Spread Account” means the account designated as such and established pursuant to Section 3.10(a).
“Series 2012-VFN Subordinated Seller’s Interest Allocated Dealer Note Losses” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2012-VFN Subordinated Seller’s Interest Variable Allocation Percentage for such Due Period and Dealer Note Losses for such Due Period.
“Series 2012-VFN Subordinated Seller’s Interest Allocated Interest Amounts” means, with respect to any Due Period and the related Transfer Date, the product of the Series 2012-VFN Subordinated Seller’s Interest Variable Allocation Percentage for such Due Period and Finance Charge Collections for such Due Period.
“Series 2012-VFN Subordinated Seller’s Interest Allocated Principal Amounts” means, with respect to any Business Day, the product of the Series 2012-VFN Subordinated Seller’s Interest Fixed Allocation Percentage for such Business Day and Principal Collections for such Business Day.
“Series 2012-VFN Subordinated Seller’s Interest Fixed Allocation Percentage” means, with respect to any Business Day, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2012-VFN Fixed Allocation Percentage for such Business Day and (ii) a fraction, the numerator of which is the Series 2012-VFN Overcollateralization Amount for such day and the denominator of which is the Series 2012-VFN Collateral Amount for such day.
“Series 2012-VFN Subordinated Seller’s Interest Variable Allocation Percentage” means, with respect to any Due Period and the related Transfer Date, a percentage never greater than 100% or less than 0% equal to the product of (i) the Series 2012-VFN Variable Allocation Percentage for such Due Period and (ii) a fraction, the numerator of which is the daily average of the Series 2012-VFN Overcollateralization Amount for such Due Period and the denominator of which is daily average of the Series 2012-VFN Collateral Amount for such Due Period.
“Series 2012-VFN Subordinated Seller’s Interest Factor” means 28.50%; provided, however, if any outstanding series of Notes issued by the Issuing Entity or Navistar Financial Dealer Note Master Owner Trust rated upon initial issuance in the AAA/Aaa category by either Moody’s or S&P is downgraded to below AAA/Aaa, the Series 2012-VFN Subordinated Seller’s Interest Factor will be set at the level reasonably determined by the Administrative Agent necessary (together with any change to the Spread Account Required Percentage) to support a rating in the AAA/Aaa category for long-term debt on the Series 2012-VFN Notes, subject to the consent of the Depositor or, if the Depositor shall not so consent, the Purchase Expiration Date shall be deemed to have occurred.
“Series 2012-VFN Subordinated Seller’s Interest Percentage” means the percentage equivalent of a fraction, the numerator of which is the Series 2012-VFN Subordinated Seller’s Interest Factor and the denominator of which is 1.00 minus the Series 2012-VFN Subordinated Seller’s Interest Factor.

“Series 2012-VFN Target Overcollateralization Amount” means, with respect to any Transfer Date, the product of the Series 2012-VFN ~~Overcollateralization~~Subordinated Seller’s Interest Percentage and Series 2012-VFN Nominal Liquidation Amount as of such Transfer Date (after giving effect to any paydown or Incremental Funding to occur on such date); provided, however, that if an Early Redemption Period has commenced, the Series 2012-VFN Nominal Liquidation Amount for the purpose of calculating the Series 2012-VFN Target Overcollateralization Amount shall be the Series 2012-VFN Nominal Liquidation Amount as of the last day immediately preceding the Early Redemption Period.
“Series 2012-VFN Termination Date” means the earlier of (a) the Distribution Date after the Purchase Expiration Date on which the Series 2012-VFN Outstanding Principal Amount and all Series 2012-VFN Monthly Interest, Non-Use Fees and Additional Amounts have been paid in full or the Series 2012-VFN Collateral Amount is reduced to zero and (b) the Distribution Date thirty six (36) months after the Legal Final Maturity Date.
“Series 2012-VFN Unreimbursed Amount” means, as of any Transfer Date, the sum of the Nominal Liquidation Amount Deficit and the Overcollateralization Amount Deficit both as of such Transfer Date.
“Series 2012-VFN Variable Allocation Percentage” means ~~(a),~~ with respect to any Due Period ~~on or prior to~~ and the ~~1995 Trust Termination~~related Transfer Date, the percentage equivalent of a fraction never greater than 100% or less than 0% equal to:

~~(i)~~	~~the numerator of which is the daily average of the Series 2012-VFN Collateral Amount for each day during such Due Period;~~

~~(ii)~~
~~the denominator of which is the sum of the amount in clause (i) above and aggregate of the Collateral Amounts for each other series of Notes as of the last day of the immediately preceding Due Period (or the issuance date if none); and~~

~~(b) with respect to any Due Period after the 1995 Trust Termination Date, the percentage equivalent of a fraction greater than 100% orless than 0% equal to:~~

(i)	the numerator of which is the daily average of the Series 2012-VFN Collateral Amount for each day during such Due Period; and

(ii)
the denominator of which is the greater of (A) the sum of the daily average Collateral Amounts used to calculate the applicable variable allocation percentage for each Series of Notes for such Due Period and (b) the daily average Aggregate Trust Balance during such Due Period.

~~“Series Allocable Finance Charge Collections” has the meaning set forth in the Series Supplement.~~
“Series Available Interest Amounts Shortfall” means, with respect to any Transfer Date and the Series 2012-VFN Notes, the excess, if any, of (a) the aggregate amount required to be applied pursuant to Sections 3.01(a)(i) through (v) for such Transfer Date over (b) the Series 2012-VFN Available Interest Amount (excluding amounts to be treated as part of the Series 2012-VFN Noteholder Available Interest Amount pursuant to clause~~s~~ (iv~~) and(v~~) of the definition thereof) for such Transfer Date.
“Series Available Principal Amounts Shortfall” means, with respect to any Business Day and the Series 2012-VFN Notes, an amount equal to the amount, if any, by which (i) the sum of all payments and other applications of Series 2012-VFN Available Principal Amounts (other than as Excess Available Principal Amounts) required to be made under Section 3.02 on such Business Day exceeds (ii) the related Series 2012-VFN Available Principal Amounts (excluding amounts to be treated as part of Series 2012-VFN Noteholder Available Principal Amounts pursuant to ~~clauses (iv) and~~clause (v) of the definition thereof) on such Business Day.
“Series Reassignment Amount” means, with respect to the Series 2012-VFN Notes and a Transfer Date, the sum of (a) the Series 2012-VFN Nominal Liquidation Amount, (b) all accrued and unpaid Series 2012-VFN Monthly Interest on the Series 2012-VFN Notes, in each case as of that Transfer Date and (c) accrued and unpaid Non‑Use Fees and Additional Amounts.
“Series Required Seller’s Interest” means, for the Series 2012-VFN Notes, with respect to any Business Day, the sum of (a) the Series 2012-VFN Overcollateralization Amount as of that Business Day and (b) Series 2012-VFN Required Excess Seller’s Interest as of that Business Day.

~~“Servicer” means, on or prior to the 1995 Trust Termination Date, the Servicer as defined in 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Servicer as defined in the Pooling and Servicing Agreement.~~
“Servicer Certificate” is defined in Section 3.13(a).
~~“Servicer Termination Event” means, on or prior to the 1995 Trust Termination Date, a Servicer Termination Event as defined in 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, a Servicer Termination Event as defined in the Pooling and Servicing Agreement.~~
“Spread Account Deposit Amount” means, with respect to any Transfer Date prior to the earlier of (a) the payment in full of the outstanding principal amount of the Series 2012-VFN Notes and (b) the Series 2012-VFN Termination Date, the amount, if any, by which the Spread Account Required Amount for that Transfer Date exceeds the amount of funds on deposit in the Series 2012-VFN Spread Account.
“Spread Account Initial Deposit” means $5,256,000.00.
“Spread Account Required Amount” means, with respect to any date prior to the initial Transfer Date, $5,256,000.00, and with respect to any subsequent Transfer Date, the sum of (A) the positive amount, if any, by which (i) the sum of (A) the Projected VFN Monthly Interest as of such Transfer Date, (B) the Projected Monthly Servicing Fee as of such Transfer Date, (C) the Projected Monthly Backup Servicing Fee as of such Transfer Date and (D) the Projected Monthly Backup Servicing Expenses as of such Transfer Date exceeds (ii) the Projected Dealer Note Income as of such Transfer Date and (b) an amount equal to the product of (i) the Spread Account Percentage and (ii)(x) during the Revolving Period, the Series 2012-VFN Collateral Amount as of such Transfer Date (after giving effect to any prepayment or Incremental Funding to be made on such date) or (y) during an Early Redemption Period, the Series 2012-VFN Collateral Amount as of the last day of the Revolving Period.

“Spread Account Percentage” means, with respect to any Transfer Date, 1.50%; provided, however, if and for so long as the average Monthly Payment Rate for any three consecutive Due Periods is less than 20.0%, then the Spread Account Required Percentage shall be equal to 3.00%; provided, further, that if any outstanding series of Notes issued by the Issuing Entity or Navistar Financial Dealer Note Master Owner Trust rated upon initial issuance in the AAA/Aaa category by either Moody’s or S&P is downgraded to below AAA/Aaa, the Spread Account Percentage will be set at the level reasonably determined by the Administrative Agent necessary (together with any change to the Series 2012-VFN ~~Overcollateralization~~Subordinated Seller’s Interest Factor) to support a rating in the AAA/Aaa category for long-term debt on the 2012-VFN Notes, subject to the consent of the Depositor, or, if the Depositor shall not so consent, the Purchase Expiration Date shall be deemed to have occurred.
~~“Transferor” means, on or prior to the 1995 Trust Termination Date, the Seller as defined in 1995 Pooling and Servicing Agreement and, after the 1995 Trust Termination Date, the Depositor as defined in the Pooling and Servicing Agreement.~~
“Trust Consolidated Group” is defined in Section 2.06.
“US Borrower” shall have the meaning specified in the Credit Agreement.
~~"Used Vehicle Concentration Limit" means 25%.~~
“Used Vehicle Monthly Interest Rate” shall mean, with respect to any Due Period, the product of (i) the per annum rate of interest and finance charges billed by NFC during such Due Period on Used Vehicle Dealer Notes and (ii) the quotient of (a) a number equal to the number of days during such Due Period and (b) the actual number of days in the related calendar year.
“Variable Funding Notes” means the Navistar Financial Dealer Note Master Owner Trust II Floating Rate Dealer Note Asset Backed Variable Funding Notes, Series 2012-VFN.

ARTICLE II
The Notes

Section 2.01    Creation, Designation and Delivery.

(a) There is hereby created and designated a Series (the “Series 2012-VFN”) of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as “Navistar Financial Dealer Note Master Owner Trust II Floating Rate Dealer Note Asset Backed Variable Funding Notes, Series 2012-VFN” or the “Series 2012-VFN Notes.” The Series 2012-VFN Notes shall be issued in one Class, executed by the Issuing Entity and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A.

(b) Series 2012-VFN shall be in Excess Interest Sharing Group One and in Principal Sharing Group One. Series 2012-VFN shall not be a Shared Enhancement Series or in an Interest Reallocation Group. The Series 2012-VFN Notes are a series of variable funding notes, meaning that the Series 2012-VFN Outstanding Principal Amount may be increased from time to time during the Revolving Period as Incremental Fundings are made under the Note Purchase Agreement and may be decreased from time to time as funds are distributed to the Series 2012-VFN Noteholders for the purpose of paying principal thereof. The Series 2012-VFN Outstanding Principal Amount may not at any time exceed the Maximum Funded Amount. The Series 2012-VFN Notes shall not be subordinate to any other Series.

(c) The Series 2012-VFN Notes shall be delivered in the form of Registered Notes as provided in Sections 2.02, 2.03 and 3.01 of the Indenture.

(d) The Series 2012-VFN Notes shall not have any minimum denominations.

(e) The Issuing Entity shall execute and deliver the Series 2012-VFN Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series 2012-VFN Notes when authenticated, each in accordance with Section 3.03 of the Indenture.

Section 2.02    Incremental Fundings.     Incremental Fundings may occur on any Business Day to the extent permitted under in the Note Purchase Agreement. Upon any Incremental Funding, the Series 2012-VFN Outstanding Principal Amount, the Series 2012-VFN Nominal Liquidation Amount, the Series 2012-VFN Overcollateralization Amount, the Series 2012-VFN Collateral Amount and other terms will be reset to the extent provided herein and in the Note Purchase Agreement.

Section 2.03    Prepayments.

(a) ~~Prior to the 1995 Trust Termination Date, on any Distribution Date, and, after the 1995 Trst Termination Date, on~~On any Business Day during the Revolving Period, the Issuing Entity may cause the principal portion of the Series 2012-VFN Notes to be prepaid in full or in part, (x) if the aggregate principal amount of such prepayment is greater than $10,000,000, on not less than three Business Days prior written notice by the Servicer or (y) otherwise, on not less than one Business Day prior written notice by the Servicer, in each case, to the Indenture Trustee and the Administrative Agent in accordance with the Note Purchase Agreement; provided, however that such prepayment shall not be permitted unless all due (or, if the Series 2012-VFN Notes are paid in full and terminated, all accrued) and unpaid Series 2012-VFN Monthly Interest, Additional Amounts and Non‑Use Fees have been paid in full.

(b) In addition, on any Business Day, the Issuing Entity may cause the principal portion of the Series 2012-VFN Notes to be prepaid in full or in part, (x) if the aggregate principal amount of such prepayment is greater than $10,000,000, on not less than three Business Days prior written notice by the Servicer or (y) otherwise, on not less than one Business Day prior written notice by the Servicer, in each case, to the Indenture Trustee and the Administrative Agent, with the proceeds from issuance of a new Series issued substantially contemporaneously with such prepayment in accordance with the Note Purchase Agreement; provided, however that such prepayment shall not be permitted unless all due (or, if the Series 2012-VFN Notes are paid in full and terminated, all accrued) and unpaid Series 2012-VFN Monthly Interest, Additional Amounts and Non‑Use Fees have been paid in full.

(c) The Servicer shall not give notice of any prepayment pursuant to Section 2.03(a) unless the Issuing Entity has funds sufficient to make such prepayment on the day notice is given and shall not give notice of any prepayment pursuant to Section 2.03(b) unless the Issuing Entity has obtained binding commitments which may be subject to customary conditions from one or more persons to purchase the new series in such amounts as will yield the net proceeds necessary to make the prepayment.

(d) On the Commitment Step-Down Date, the Issuing Entity shall cause the principal portion of the Series 2012-VFN Notes to be prepaid in full or in part so that the Funded Amount shall not exceed the Maximum Funded Amount (after giving effect to the Step-Down Commitments).

Section 2.04    Reopening.

(a) The Depositor may from time to time, with the prior written consent of each Managing Agent, but without notice to or the consent from any Securityholders, cause the Issuing Entity to create and issue additional Series 2012-VFN Notes equal in rank to any Class of Series 2012-VFN Notes previously offered in all respects or in all respects except there will not be any payment of interest accruing prior to the issuance date of such additional Series 2012-VFN Notes in a Class of Series 2012-VFN Notes or except for the first date of payment of interest following the issuance date of such additional Series 2012-VFN Notes in a Class of Series 2012-VFN Notes. When issued, the additional Series 2012-VFN Notes of a Class shall be equally and ratably entitled to the benefits of the Indenture and this Indenture Supplement applicable to those Series 2012-VFN Notes with the other Outstanding Notes of that Class without preference, priority or distinction. These additional Series 2012-VFN Notes may be consolidated and form a single Class with the previously issued Series 2012-VFN Notes of such Class and shall have the same terms as to status, redemption or otherwise as the previously issued Series 2012-VFN Notes.

(b) Notwithstanding Section 3.04 or otherwise, on any Business Day on which any Series 2012-VFN Note is issued pursuant to Section 2.04(a), the Issuing Entity may cause (i) the principal portion of any Series 2012-VFN Notes outstanding prior to such issuance to be prepaid in full or in part to any Series 2012-VFN Noteholders on a non-pro rata basis with the proceeds from issuance of any Series 2012-VFN Note issued pursuant to Section 2.04(a) issued substantially contemporaneously with such prepayment and (ii) any related due and unpaid Series 2012-VFN Monthly Interest, Additional Amounts and Non-Use Fees on any such prepaid Series 2012-VFN Notes to be paid from Collections otherwise distributable to the Depositor or Certificateholder on such day.

Section 2.05    Tax Treatment.

(a) The Issuing Entity has entered into this Indenture Supplement and the Series 2012-VFN Notes have been issued with the intention that the Series 2012-VFN Notes will qualify under applicable tax law as indebtedness of the Issuing Entity secured by the Issuing Entity assets attributable to the Series 2012-VFN Notes. The Issuing Entity and each Series 2012-VFN Noteholder, by the acceptance of its Series 2012-VFN Note (or beneficial interest therein) agrees to treat the Series 2012-VFN Notes as indebtedness of the Issuing Entity secured by the Issuing Entity assets attributable to the Series 2012-VFN Notes, for Federal income taxes, state and local income, franchise, single business taxes and/or value added taxes and any other taxes imposed on or measured by income in whole or in part.

(b) Each Series 2012-VFN Noteholder, by its acceptance of a Series 2012-VFN Note, agrees to provide to the Person from whom it receives payments on the Series 2012-VFN Notes (including the Paying Agent) the Noteholder Tax Identification Information and, upon request, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information.

(c) Each Series 2012-VFN Noteholder, by its acceptance of a Series 2012-VFN Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Series 2012-VFN Noteholder that fails to comply with the requirements of Section 2.05(b).

Section 2.06    Restrictions on Note Acquisitions.    Neither a member of any “expanded group” (as defined in proposed Treasury Regulation Section 1.385-1(b)(3)) that includes the Issuing Entity or a Certificateholder nor a “controlled partnership” (as defined in proposed Treasury Regulation Section 1.385-1(b)(1)) of such expanded group shall acquire any Series 2012-VFN Notes from the Issuing Entity, any Affiliate, or through the marketplace prior to obtaining an opinion of counsel stating that (i) the acquisition or reacquisition of such Series 2012-VFN Note will not cause the Issuing Entity, initially upon such acquisition or subsequent to the acquisition, to be classified as an association or publicly traded partnership treated as a corporation for federal income tax purposes and will not cause the Series 2012-VFN Note to be recharacterized as stock pursuant to proposed Treasury Regulations under section 385 of the Code. The preceding sentence shall not apply to (i) any U.S. corporate member of the same U.S. corporate affiliated group (as defined in Section 1504 of the Code) filing a consolidated federal income tax return that includes the Issuing Entity or every applicable Certificateholder (the “Trust Consolidated Group”) or (ii) a partnership all of the partners of which are U.S. corporate members of the Trust Consolidated Group. No member of any “expanded group” that includes the Issuing Entity or a Certificateholder (as defined in proposed Treasury Regulation § 1.385-1(b)(3)) or “controlled partnership” of such expanded group (as defined in proposed Treasury Regulation § 1.385-1(b)(1)) shall transfer any Series 2012-VFN Notes outside the expanded group prior to obtaining an opinion of counsel stating that the transfer of such Series 2012-VFN Note will not cause the Issuing Entity to be classified as an association or publicly traded partnership treated as a corporation for federal income tax purposes and will not cause the Series 2012-VFN Note to be recharacterized as stock pursuant to proposed Treasury Regulations under section 385 of the Code.

ARTICLE II
Allocations, Deposits and Payments

Section 3.01    Series 2012-VFN Available Interest Amounts.

(a)Allocation of Series 2012-VFN Available Interest Amounts. On each Transfer Date, the Indenture Trustee, at the written direction of the Servicer, shall apply Series 2012-VFN Available Interest Amounts as follows:

(i)
first, on a pro rata basis (a) to the Servicer, the Series 2012-VFN Servicing Fee due on such Transfer Date (to the extent it has not been deferred by the Servicer for such Transfer Date, and if the Servicer shall defer any Series 2012-VFN Servicing Fee, the Servicer shall give notice of such deferral to the Administrative Agent) and (b) to the Backup Servicer, the Series 2012-VFN Backup Servicing Fee due on such Transfer Date;

(ii)
second, to the Series 2012-VFN Interest Funding Account, first, in an amount equal to the Series 2012-VFN Monthly Interest for such Distribution Date, second, in an amount equal to the Non‑Use Fees for such Distribution Date, and, third, in an amount equal to the Additional Amounts for such Distribution Date, but, in the case of this clause third, not in excess of 0.40% of the average Series 2012-VFN Collateral Amount during the related Due Period;

(iii)	third, to the Series 2012-VFN Spread Account, an amount equal to the Spread Account Deposit Amount for such Transfer Date;

(iv)
fourth, any remaining Series 2012-VFN Available Interest Amounts shall be treated as Series 2012-VFN Noteholder Available Principal Amounts to the extent of the amount of Series 2012-VFN Noteholder Allocated Dealer Note Losses for the related Due Period;

(v)
fifth, any remaining Series 2012-VFN Available Interest Amounts shall be treated as Series 2012-VFN Noteholder Available Principal Amounts or Series 2012-VFN Additional Available Principal Amounts for the reinstatement of the Series 2012-VFN ~~Collateral~~Nominal Liquidation Amount or Series 2012-VFN Overcollateralization Amount, respectively, to the extent of the Series 2012-VFN Unreimbursed Amount (the amount being reinstated is referred to as the “Reinstatement Amount”);

(vi)	sixth, to the Servicer, any Series 2012-VFN Servicing Fee which had been previously deferred unless that amount has been deferred again;

(vii)	seventh, to the Series 2012-VFN Interest Funding Account, an amount equal to any Additional Amounts for the related Distribution Date not paid pursuant to Section 3.01(a)(ii);

(viii)	eighth, to the Backup Servicer, the Series 2012-VFN Backup Servicing Expenses due on such Transfer Date;

(ix)
ninth, if the Series 2012-VFN Notes are in an Early Redemption Period, any remaining Series 2012-VFN Available Interest Amounts shall be treated as Series 2012-VFN Noteholder Available Principal Amounts to the extent of the Series 2012-VFN Nominal Liquidation Amount (after taking into account any reductions due to Series 2012-VFN Noteholder Allocated Dealer Note Losses or

any reinstatements of the 2012-VFN Nominal Liquidation Amount pursuant to Section 3.01(a)(v) on such Transfer Date); and

(x)	tenth, any remaining Series 2012-VFN Available Interest Amounts shall be treated as Excess Available Interest Amounts and allocated pursuant to Section 5.02 of the Indenture.

(b) Excess Available Interest Amounts~~; Excess Inteest Collections.~~ On each Transfer Date, commencing with the initial Transfer Date, if Series‑2012-VFN Available Interest Amounts are insufficient to make the allocations provided in Sections 3.01(a)(i) through (v) and (vii) above, the Servicer shall allocate Excess Available Interest Amounts, if any, allocated to Series 2012-VFN pursuant to Section 5.02 of the Indenture to cover the Series Available Interest Amounts Shortfall. ~~If, after the application of Excess Available Interest Amounts, any Series Available Interest Amounts Shortfall remains, the Indenture Trustee at the written direction of the Servicer shall allocate Excess Interest Collections, if any, allocated to Series 2012-VFN pursuant to Section 5.02 of the Indenture to cover such remaining Series Available Interest Amounts Shortfall.~~

(c) Spread Account Draws.

(i)
On any Transfer Date, at the written direction of the Servicer and to the extent that Series 2012-VFN Available Interest Amounts (without giving effect to clause (vi) of the definition ~~thereof~~of Series 2012-VFN Noteholder Available Interest Amounts) are insufficient to pay in full the amounts set forth in Section 3.01(a)(ii), the Indenture Trustee shall withdraw funds from the Series 2012-VFN Spread Account in an amount equal to the lesser of (A) the amount of such shortfall and (B) the amount on deposit in the Series 2012-VFN Spread Account (after giving effect to any withdrawals from the Series 2012-VFN Spread Account on such Transfer Date other than a withdrawal pursuant to Sections 3.01(c)(i), (ii) and (iii) on such date) and treat such funds as “Series 2012-VFN Noteholder Available Interest Amounts.”

(ii)
If the Series 2012-VFN Notes are in an Early Redemption Period, at the written direction of the Servicer and to the extent that Series 2012-VFN Available Interest Amounts (without giving effect to clause (vi) of the definition ~~thereof)~~of Series 2012-VFN Noteholder Available Interest Amounts (except for the application of funds on deposit in the Spread Account pursuant to Section 3.01(c)(i))) are insufficient to pay in full the amount described in Section 3.01(a)(iv), the Indenture Trustee shall withdraw funds from the Series 2012-VFN Spread Account in an amount equal to the lesser of (A) the amount of such shortfall and (B) the amount on deposit in the Series 2012-VFN Spread Account (after giving effect to any withdrawals from the Series 2012-VFN Spread Account on such Transfer Date) and treat such funds as “Series 2012-VFN Noteholder Available Interest Amounts.”

(iii)
On the Series 2012-VFN Termination Date, in addition, after applying funds on deposit in the Spread Account pursuant to Sections 3.01(c)(i) and (ii), if the Series 2012-VFN Outstanding Principal Amount remains greater than zero, the Indenture Trustee shall, at the written direction of the Servicer, apply funds from the Spread Account to repay the Series 2012-VFN Outstanding Principal Amount in full, together with any unpaid Non-Use Fees and Additional Amounts.

Section 3.02    Series 2012-VFN Available Principal Amounts.

(a)Allocation of Series 2012-VFN Available Principal Amounts. On each Business Day, the Indenture Trustee, at the written direction of the Servicer, shall apply Series 2012-VFN Available Principal Amounts as follows:

(i)
first, if the Series 2012-VFN Available Interest Amounts are insufficient to make the payments on the Series 2012-VFN Notes pursuant to Section 3.01(a)(ii), to the Series 2012-VFN Interest Funding Account, an amount equal to the lesser of (i) the amount of that shortfall and (ii) the Series 2012-VFN Collateral Amount (after taking into account any reinstatements pursuant to Section 3.03(d) and reductions due to Section 3.03(a)(ii));

(ii)
second, on the Expected Principal Distribution Date or, if the Series 2012-VFN Notes are in an Early Redemption Period, on each Distribution Date during the Early Redemption Period, to the Series 2012-VFN Principal Funding Account any remaining Series 2012-VFN Available Principal Amounts to the extent of the Series 2012-VFN Nominal Liquidation Amount (computed before giving effect to such deposit but after giving effect to any reinstatements pursuant to Section 3.03(d)(i) and reductions pursuant to Sections 3.03(a)(i) and (ii)) for payment to the Series 2012-VFN Noteholders;

(iii)
third, if the Series 2012-VFN Notes are not in an Early Redemption Period, to the extent that the Spread Account Deposit Amount is greater than zero (after giving effect to any other deposits to or withdrawals from the Series 2012-VFN Spread Account on such Transfer Date, reductions to the Series 2012-VFN Nominal Liquidation Amount in accordance with Sections 3.03(a)(i) and (ii) and reinstatements pursuant to Section 3.03(d)(i)), to the Series 2012-VFN Spread Account an amount equal to such Spread Account Deposit Amount (not taking into account any increase in the Spread Account Required Amount as a result of a decrease in the Monthly Payment Rate); and

(iv)	fourth, any remaining Series 2012-VFN Available Principal Amounts shall be treated as Excess Available Principal Amounts and allocated pursuant to Section 5.02 of the Indenture.

(b)Excess Available Principal Amounts.~~;Shared Principal Collections~~

(i)
On each Business Day, commencing after the Issuance Date, if Series 2012-VFN Available Principal Amounts are insufficient to make the allocations provided in Sections 3.02(a)(i) through (iii) above, the Indenture Trustee shall allocate Excess Available Principal Amounts, if any, allocated to Series 2012-VFN pursuant to Section 5.02 of the Indenture to cover the Series Available Principal Amounts Shortfall.

~~(ii)~~
~~If, after the application of Excess Available Principal Amounts, any Series Available Principal Amounts Shortfall remains, the Indenture Trustee shall allocate Shared Principal Collections, if any, allocated to Series 2012-VFN pursuant to Section 5.02 of the Indenture to cover such remaining Series Available Principal Amounts Shortfall.~~

~~(iii)~~
~~If any Shared Principal Collections remain after application to any other Series, the Issuing Entity may cause all or any portion of such Shared Principal Collections to be retained and allocated to the Series 2012-VFN Noteholders and deposited in the Series 2012-VFN Principal Funding Account on the related Transfer Date to make any prepayment permitted by Section 2.03 hereof.~~

Section 3.03    Reductions and Reinstatements.    The Series 2012-VFN Collateral Amount, the Series 2012-VFN Overcollateralization Amount and the Series 2012-VFN Nominal Liquidation Amount shall be calculated by the Servicer on each Transfer Date or upon an Incremental Funding or repayment as provided in the Note Purchase Agreement and shall be reduced and reinstated as described below. The Servicer (and not the Indenture Trustee) shall solely be responsible for making the calculations pursuant to this Section 3.03, and the Indenture Trustee may rely upon the information with respect thereto set forth in the applicable Servicer Certificate.

(a)Reductions. The Series 2012-VFN Nominal Liquidation Amount and the Series 2012-VFN Overcollateralization Amount shall be reduced in the order described in Section 3.03(b) below by the following amounts allocated with respect to that Transfer Date:

(i)	the amount, if any, of the Series 2012-VFN Available Principal Amounts used to pay Series 2012-VFN Monthly Interest on the Series 2012-VFN Notes as described in Section 3.02(a)(i);

(ii)
the amount of Series 2012-VFN Noteholder Allocated Dealer Note Losses for such Due Period to the extent that they are not covered by Series 2012-VFN Available Interest Amounts as described in Section 3.01(a)(iii); and

(iii)	the amount, if any, of Series 2012-VFN Available Principal Amounts deposited into the Series 2012-VFN Spread Account in accordance with Section 3.02(a)(iii).

(b)Allocation of Reductions. On each Transfer Date, the amount of any reduction in the Series 2012-VFN Collateral Amount due to Sections 3.03(a)(i), (ii) and (iii) above shall be allocated as follows:

(i)
first, the Series 2012-VFN Overcollateralization Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iii) on such date) shall be reduced by the amount of such reduction until the Series 2012-VFN Overcollateralization Amount is reduced to zero; and

(ii)
second, the Series 2012-VFN Nominal Liquidation Amount (computed without giving effect to any reductions due to Sections 3.03(a)(i) through (iii) on such date) shall be reduced by any remaining amount until the Series 2012-VFN Nominal Liquidation Amount is reduced to zero.

(c)Reinstatements. The Series 2012-VFN Nominal Liquidation Amount and the Series 2012-VFN Overcollateralization Amount shall be reinstated on any Transfer Date by the amount of the Series 2012-VFN Available Interest Amounts that are applied to cover the Reinstatement Amount for that Transfer Date pursuant to Section 3.01(a)(v).

(d)Allocation of Reinstatements. The Reinstatement Amount for any Transfer Date specified in Section 3.03(c) shall be applied as follows:

(i)
first, if the Series 2012-VFN Nominal Liquidation Amount has been reduced as described in Section 3.03(b) above and is not fully reinstated, to the Series 2012-VFN Nominal Liquidation Amount until the Series 2012-VFN Nominal Liquidation Amount equals the excess of (A) the Series 2012-VFN Outstanding Principal Amount, over (B) the amount on deposit (other than investment earnings) in the Series 2012-VFN Principal Funding Account on that Transfer Date allocable to the Variable Funding Notes; and

(ii)	second, to the Series 2012-VFN Overcollateralization Amount until the Series 2012-VFN Overcollateralization Amount equals the Series 2012-VFN Target Overcollateralization Amount.

Section 3.04    Payment on the Series 2012-VFN Notes.    On each Transfer Date, the Indenture Trustee, acting in accordance with written instructions from the Servicer, shall transfer to the Series 2012-VFN Principal Funding Account and Series 2012-VFN Interest Funding Account funds in accordance with this Indenture Supplement. On each date of payment, after all allocations and reallocations pursuant to Sections 3.01 and 3.02, the Indenture Trustee shall make or cause to be made, without duplication, the following distributions to the extent of available funds from the Series 2012-VFN Principal Funding Account and the Series 2012-VFN Interest Funding Account:

(a) Interest Distributions. On each Distribution Date (including any Expected Principal Distribution Date), the Series 2012-VFN Noteholders’ respective pro rata shares (or as otherwise specified in accordance with the provisions of the Note Purchase Agreement) of the following amounts shall be distributed to the Series 2012-VFN Noteholders: first, accrued and unpaid Series 2012-VFN Monthly Interest on the Variable Funding Notes for that Distribution Date, second, Non-Use Fees, and third, Additional Amounts, in each case, to the extent of amounts on deposit in the Series 2012-VFN Interest Funding Account for such purpose as of such date.

(b) Revolving Period. On each day during the Revolving Period on which a prepayment is to be made on the Series 2012-VFN Notes, the amounts on deposit in the Series 2012-VFN Principal Funding Account for that purpose shall be distributed as principal to the Series 2012-VFN Noteholders (up to a maximum of the Series 2012-VFN Outstanding Principal Amount on such date) pro rata (or otherwise in accordance with the provisions of the Note Purchase Agreement).

(c) Expected Principal Distribution Date; Early Redemption Period. On the Expected Principal Distribution Date and each Distribution Date during an Early Redemption Period, amounts on deposit in the Series 2012-VFN Principal Funding Account with respect to the related Due Period shall be distributed as principal, to the Series 2012-VFN Noteholders (up to a maximum of the Series 2012-VFN Outstanding Principal Amount on such Distribution Date) pro rata (or as otherwise specified in accordance with the provisions of the Note Purchase Agreement).

(d) Any installment of interest, principal or other amounts, if any, payable on any Series 2012-VFN Note which is punctually paid or duly provided for by the Issuing Entity and the Indenture Trustee on the applicable date of payment shall be paid by the Paying Agent to the Person in whose name such Series 2012-VFN Note (or one or more predecessor Notes) is registered on the Note Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first‑class, postage prepaid to such Person’s address as it appears on the Note Register on such Note Record Date.

(e) The right of the Series 2012-VFN Noteholders to receive payments from the Issuing Entity shall terminate on the first Business Day following the Series 2012-VFN Termination Date.

(f) For the avoidance of doubt, for purposed of principle distribution in this Section 3.04, “pro rata” shall mean “pro rata based on outstanding principal amount.”

Section 3.05    Reserved.

Section 3.06    Final Payment of the Series 2012-VFN Notes

(a) Series 2012-VFN Noteholders shall be entitled to payment of principal in an amount equal to the Series 2012-VFN Outstanding Principal Amount. However, Series 2012-VFN Available Principal Amounts shall be available to pay principal on the Series 2012-VFN Notes only up to the Series 2012-VFN Nominal Liquidation Amount.

(b) Notwithstanding any other provision of the Basic Documents, the Series 2012-VFN Notes shall be considered to be paid in full, the holders of the Series 2012-VFN Notes shall have no further right or claim against the Issuing Entity, and the Issuing Entity shall have no further obligation or liability for principal, interest or other amounts, on the earlier to occur of:

(i)
the date on which the Series 2012-VFN Outstanding Principal Amount and all Series 2012-VFN Monthly Interest, Non-Use Fees, Additional Amounts and other amounts on the Series 2012-VFN Notes are paid in full; or

(ii)	the Series 2012-VFN Termination Date, after giving effect to all deposits, allocations, reallocations, sales of Dealer Notes and payments to be made on that date.

(c) References to the “Legal Final Maturity Date” with respect to Series 2012-VFN in Sections 5.05(c) and 12.01 of the Indenture shall be deemed to refer to the Series 2012-VFN Termination Date.

Section 3.07    Netting of Deposits and Payments.    The Issuing Entity, in its sole discretion, may make all deposits to the Series 2012-VFN Interest Funding Account and the Series 2012-VFN Principal Funding Account with respect to any Distribution Date net of, and after giving effect to, all reallocations to be made pursuant to Article III.

Section 3.08    Reserved.

Section 3.09    Computation of Interest.    Unless otherwise specified in this Indenture Supplement or the Note Purchase Agreement, interest for any period shall be calculated from and including the first day of such period, to but excluding the last day of such period.

Section 3.10    Accounts.

(a)Accounts; Deposits to and Distributions from Accounts. The Indenture Trustee shall cause to be established on or before the Issuance Date and shall maintain three Eligible Accounts denominated as follows: the “Series 2012-VFN Interest Funding Account,” the “Series 2012-VFN Principal Funding Account” and the “Series 2012-VFN Spread Account” (collectively, the “Series 2012-VFN Accounts”) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2012-VFN Noteholders. The Indenture Trustee shall possess all right, title and interest to all funds on deposit from time to time in each of the Series 2012-VFN Accounts and in all proceeds therefrom, for the benefit of the Secured Parties. The Series 2012-VFN Accounts constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2012-VFN Noteholders. If, at any time, the institution holding any Series 2012-VFN Account ceases to be an Eligible Institution, the Issuing Entity shall within 15 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Administrative Agent may consent) establish a new applicable Series 2012-VFN Account, that is an Eligible Account and shall transfer any cash and/or investments to such new Series 2012-VFN Account. From the date such new Series 2012-VFN Account is established, it shall be a Series 2012-VFN Account, bearing the name of the Series 2012-VFN Account it has replaced. The Indenture Trustee shall not be responsible for protecting or maintaining any security interest in the Series 2012-VFN Accounts.

(b)All payments to be made from time to time by the Indenture Trustee to Series 2012-VFN Noteholders out of funds in the Series 2012-VFN Accounts pursuant to this Indenture Supplement shall be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable date of payment but only to the extent of funds in the applicable Series 2012-VFN Account or as otherwise provided in Article III.

Section 3.11    Spread Account.

(a) On the Issuance Date, the Depositor shall deposit into the Series 2012-VFN Spread Account an amount equal to the Spread Account Initial Deposit.

(b) Funds on deposit in the Series 2012-VFN Spread Account overnight or for a longer period shall at all times be invested in Eligible Investments at the written direction of the Servicer or its agent, subject to the restrictions set forth in the Indenture and subject to the requirement that each such Eligible Investment shall have a stated maturity on or prior to the following Transfer Date. Net interest and earnings (less investment expenses) on funds on deposit in the Series 2012-VFN Spread Account, if any, shall constitute Series 2012-VFN Noteholder Available Interest Amounts.

(c) On any Transfer Date on which the amount of funds on deposit in the Series 2012-VFN Spread Account is greater than the Spread Account Required Amount on such Transfer Date, unless otherwise instructed by the Depositor, the Servicer shall withdraw the amount of such excess from the Series 2012-VFN Spread Account and allocate and pay such excess to the holders of the Certificates.

(d) Upon payment in full of the Series 2012-VFN Outstanding Principal Amount, together with any unpaid Series 2012-VFN Monthly Interest, Non-Use Fees and Additional Amounts, any funds remaining on deposit in the Series 2012-VFN Spread Account shall be distributed to the holders of the Certificates.

(e) If the Spread Account Required Amount increases, to the extent that Series 2012-VFN Available Interest Amounts are insufficient to make the deposit described in Section 3.01(a)(iii), the Depositor may, in its sole discretion, deposit the amount of such shortfall into the Spread Account. In addition, the Depositor may, in its discretion, deposit additional amounts into the Spread Account (together with any discretionary increases in the Series 2012-VFN Overcollateralization Amount) up to 5.0% of the Series 2012-VFN Nominal Liquidation Amount as of such date.

Section 3.12    Reserved.

Section 3.13    Reserved.

Section 3.14    Reports and Statements to Series 2012-VFN Noteholders.

(a)On each Distribution Date, the Indenture Trustee shall post to the following website, ~~https://gctinvestorreporting.bnymellon.com/Home.jsp~~ www.sf.citidirect.com, for viewing by each Series 2012-VFN Noteholder, a statement substantially in the form of Exhibit B (the “Servicer Certificate”) prepared and supplied to the Indenture Trustee by the Servicer.

(b)Not later than the Transfer Date, the Servicer shall deliver to the Owner Trustee, the Administrative Agent and the Indenture Trustee the Servicer Certificate.

(c)On or before January 31 of each calendar year, beginning with January 31, 2013, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2012-VFN Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2012-VFN Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2012-VFN Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

ARTICLE IV
MISCELLANEOUS PROVISIONS

Section 4.01    Ratification of Indenture.    As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 4.02    Counterparts.    This Indenture Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 4.03    Governing Law.    This Indenture Supplement shall be construed in accordance with and governed by the laws of the State of New York, without reference to its conflict of law provisions (other than Sections 5‑1401 and 5-1402 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 4.04    Limitation of Owner Trustee Liability.    Notwithstanding anything to the contrary, this Indenture Supplement has been countersigned by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely in its capacity as Owner Trustee. In no event shall Deutsche Bank Trust Company Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreement or other obligations of the Issuing Entity hereunder or in any certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Indenture Supplement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 4.05    Amendment.    Notwithstanding anything to the contrary in Sections 10.1 and 10.2 of the Indenture, the Issuing Entity and the Indenture Trustee acknowledge that this Indenture Supplement may not be amended, waived, changed or otherwise modified, without the prior written consent of the Managing Agents as provided in the Note Purchase Agreement.

Section 4.06    No Registration of the Series 2012-VFN Notes under the Securities Act.

(a)The Series 2012-VFN Notes have not been registered and will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons (as such terms are defined under the Securities Act), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

(b)Each purchaser and any transferor, as applicable, of a Series 2012-VFN Note will be deemed to represent and agree that:

(i)    the purchaser and any transferee understand that the Series 2012-VFN Notes are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Series 2012-VFN Notes have not been and will not be registered under the Securities Act or any state or other applicable securities laws, and, if in the future the purchaser or any transferee decides to offer, resell, pledge or otherwise transfer the Series 2012-VFN Notes, such Series 2012-VFN Notes may be offered, resold, pledged or otherwise transferred only in accordance with the Indenture and this Indenture Supplement and only (a)

so long as such Series 2012-VFN Notes are eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a Qualified Institutional Buyer acquiring the Series 2012-VFN Notes for its own account or as a fiduciary or agent for others (which others must also be Qualified Institutional Buyers) to whom notice is given that the resale or other transfer is being made in reliance on Rule 144A, (b) pursuant to an effective registration statement under the Securities Act (however, there is no undertaking to register the Series 2012-VFN Notes under any United States federal or state securities laws or any securities laws of any other jurisdiction on any future date), or (c) pursuant to an exemption from registration under the Securities Act other than Rule 144A, and, in each case, in accordance with applicable United States federal or state securities laws or any securities laws of any other applicable jurisdiction. The purchaser and any transferee acknowledge that no representation is made by the Issuing Entity as to the availability of any exemption under the Securities Act or any applicable state securities laws for resale of the Series 2012-VFN Notes;

(ii)    unless the relevant legend set out below has been removed from the relevant Series 2012-VFN Notes, the purchaser shall notify each transferee of the Series 2012-VFN Notes that (a) such Series 2012-VFN Notes have not been registered under the Securities Act, (b) the holder of such Series 2012-VFN Notes is subject to the restrictions on the resale or other transfer thereof described in paragraph (i) above, (c) such transferee shall be deemed to have represented (1) either (A) such transferee is a Qualified Institutional Buyer acquiring the Series 2012-VFN Notes for its own account or as a fiduciary for others (which are Qualified Institutional Buyers) or (B) that such transferee is acquiring such Series 2012-VFN Notes in reliance on an exemption under the Securities Act other than Rule 144A, and (2) that such transferee shall notify its subsequent transferees as to the foregoing;

(iii)    the purchaser and any transferee understand that an investment in the Series 2012-VFN Notes involves certain risks, including the risk of loss of all or a substantial part of its investment. The purchaser and any transferee have had access to such financial and other information concerning the Issuing Entity and the Series 2012-VFN Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Series 2012-VFN Notes, including an opportunity to ask questions of and request information from the Servicer and the Issuing Entity. The purchaser and any transferee have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Series 2012-VFN Notes, and the purchaser and any transferee and any accounts for which it is acting are each able to bear the economic risk of its investment for an indefinite period of time;

(iv)    in connection with the purchase of the Series 2012-VFN Notes (a) none of the Issuing Entity, the Servicer, NFC, the Depositor or the Indenture Trustee is acting as a fiduciary or financial or investment adviser for the purchaser or any transferee; (b) the purchaser or any transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuing Entity, the Servicer, NFC, the Depositor or the Indenture Trustee other than any representations expressly set forth in a written agreement with such party; (c) none of the Issuing Entity, the Servicer, NFC, the Depositor or the Indenture Trustee has given to the purchaser or any transferee (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase or the documentation for the Series 2012-VFN Notes; (d) the purchaser or any transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Indenture) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuing Entity, the Servicer, NFC, the Depositor or the Indenture Trustee; (e) the purchaser or any transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Series 2012-VFN Notes reflect those in the relevant market for similar transactions; (f) the purchaser or any transferee is purchasing the Series 2012-VFN Notes with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks; and (g) the purchaser or any transferee is a sophisticated investor familiar with transactions similar to its investment in the Series 2012-VFN Notes;

(v)    the purchaser and each transferee acknowledge that each Series 2012-VFN Note will bear a legend to the following effect unless determined otherwise by the Issuing Entity:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN
ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.
EACH HOLDER OF A NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING THE NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) THE ACQUISITION AND HOLDING OF THE NOTE WILL NOT GIVE RISE TO A NON‑EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.
(vi)    each of the purchaser and any transferee either (x) is not acquiring the Notes with the assets of an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to the provisions of Title I of ERISA, a “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, an entity whose underlying assets include “plan assets” by reason of investment by an employee benefit plan or plan in such entity or any other plan that is subject to any law that is substantially similar to ERISA or Section 4975 of the Code, or (y) its acquisition~~,~~ and holding ~~and disposition~~ of the Series 2012-VFN Note will not ~~result in~~give rise to a non‑exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any substantially similar applicable law;

(vii)    the purchaser and any transferee are not purchasing the Series 2012-VFN Notes with a view to the resale, distribution or other disposition thereof in violation of the Securities Act;

(viii)    the purchaser and any transferee will provide notice to each person to whom it proposes to transfer any interest in the Series 2012-VFN Notes of the transfer restrictions and representations set forth in the Indenture and this Indenture Supplement, including the exhibits thereto;

(ix)    the purchaser or any transferee acknowledges that the Series 2012-VFN Notes do not represent deposits with or other liabilities of the Indenture Trustee, the Servicer, NFC, the Depositor or any entity related to any of them. Unless otherwise expressly provided in the Indenture or this Indenture Supplement, each of the Indenture Trustee, the Servicer, NFC, the Depositor or any entity related to any of them shall not, in any way, be responsible for or stand behind the capital value or the performance of the Series 2012-VFN Notes or the assets held by the ~~Master Trust of the~~ Issuing Entity; and

(x)    the purchaser acknowledges that the Indenture Trustee, the Issuing Entity, the Servicer, NFC, the Depositor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by it by virtue of its purchase of a Series 2012-VFN Note (or a beneficial interest therein) is no longer accurate, then it shall promptly so notify NFC and the Depositor in writing.

Section 4.07    Consent to Amendments.    By its purchase and acceptance of a Series 2012-VFN Note, each purchaser thereof shall be deemed to have consented to the terms, provisions and limitations specified in Exhibit A to the Backup Servicing Agreement (as defined in the ~~Applicable~~ Pooling and Servicing Agreement) which will be applicable upon the appointment of the Backup Servicer as Successor Servicer under the ~~Applicable~~ Pooling and Servicing Agreement.

Section 4.08    Electronic Communications.    Notwithstanding any provision in the Indenture to the contrary, the Indenture Trustee agrees to accept and act upon instructions or directions pursuant to the Indenture, this Indenture Supplement and the Series 2012-VFN Notes sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods; provided, however, that the Indenture Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Issuing Entity elects to give the Indenture Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Indenture Trustee in its discretion elects to act upon such instructions, the Indenture Trustee’s understanding of such instructions shall be deemed controlling. The Indenture Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Indenture Trustee’s reliance upon and compliance with such instructions notwithstanding that such instructions conflict or are inconsistent with a subsequent written instruction. The Issuing Entity agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Indenture Trustee, including without limitation the risk of the Indenture Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.
* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed as of the day and year first above written.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee and not in its individual capacity

By:
Name:
Title:

By:
Name:
Title:

~~THE BANK OF NEW YORK MELLON,~~CITIBANK, N.A., as Indenture Trustee and not in its individual capacity

By:
Name:
Title:

EXHIBIT A
FORM OF VARIABLE FUNDING NOTE, SERIES 2012-VFN
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OTHER THAN RULE 144A, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE INDENTURE AND THE INDENTURE SUPPLEMENT, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (HOWEVER, THERE IS NO UNDERTAKING TO REGISTER THE NOTES UNDER ANY UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION ON ANY FUTURE DATE), AND (B) IN ACCORDANCE WITH THE SECURITIES ACT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER AND TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE AND THE INDENTURE SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUING ENTITY, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.
EACH HOLDER OF ~~A~~THIS NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (i) IT IS NOT ACQUIRING TH~~E~~IS NOTE WITH THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (B) A “PLAN” DESCRIBED IN SECTION 4975(e)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY OR (D) ANY OTHER PLAN THAT IS SUBJECT TO ANY LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE OR (ii) THE ACQUISITION AND HOLDING OF TH~~E~~IS NOTE WILL NOT GIVE RISE TO A NON‑EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW.
THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT SHALL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION, OR ~~THE NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST, OR~~ JOIN IN ANY INSTITUTION AGAINST THE ISSUING ENTITY, NAVISTAR FINANCIAL SECURITIES CORPORATION OR NAVISTAR FINANCIAL CORPORATION ~~OR THE NAVISTAR FINACIAL DEALER NOTE MASTER TRUST~~ OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES, THE INDENTURE OR THE INDENTURE SUPPLEMENT.
THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

No. R‑[__] REGISTERED	Commitment of $[____________] or such other amount as is specified in the Note Purchase Agreement

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II
FLOATING RATE DEALER NOTE ASSET BACKED VARIABLE FUNDING NOTES, SERIES 2012-VFN
Evidencing the indebtedness of Navistar Financial Dealer Note Master Owner Trust II, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), to [_____], as Managing Agent for the [_______] Purchaser Group (as defined in the Note Purchase Agreement), due and payable on the Legal Final Maturity Date or at such times and in such amounts provided below or in the Indenture or Indenture Supplement. Interest shall accrue on this Note as provided in the Indenture Supplement and the Note Purchase Agreement. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.
The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.
This Note evidences the portion of the Incremental Fundings made by the Conduit Purchaser or the Committed Purchaser in its Purchaser Group represented by the Managing Agent that is from time to time outstanding under the Note Purchase Agreement, dated as of August 29, 2012 (the “Note Purchase Agreement”), among Navistar Financial Corporation, as servicer, Navistar Financial Securities Corporation, as seller, Bank of America, National Association, as administrative agent, and the various other parties thereto. The Holder hereof shall and is hereby authorized to record on the grid attached to this Note (or at such Holder’s option, in its internal books and records) the date and amount of each Incremental Funding made by it (or its Purchaser Group), the amount of each repayment of the principal amount represented by this Note and any reductions to the Series 2012-VFN Outstanding Principal Amount of this Note made pursuant to the Indenture Supplement; provided, however, that failure to make any such recordation on the grid or records or any error in the grid or records shall not adversely affect the Holder’s rights with respect to its interest in the assets of the Issuing Entity and its right to receive Series 2012-VFN Monthly Interest in respect of the outstanding principal amount of all Incremental Fundings made by the Holder.
Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II, as Issuing Entity

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Date: ________, 20__
INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Notes designated above and referred to in the within‑mentioned Indenture.

~~THE BANK OF NEW YORK MELLON,~~CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: ________, 20__

[REVERSE OF NOTE]
This Series 2012-VFN Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its Floating Rate Dealer Note Asset Backed Variable Funding Notes, Series 2012-VFN (herein called the “Notes”), all issued under an Indenture dated as of November 2, 2011 (such Indenture, as supplemented or amended, is herein called the “Indenture”), as supplemented by an Indenture Supplement dated as of August 29, 2012 (the “Indenture Supplement”), between the Issuing Entity and ~~The Bank of New York Mellon,~~Citibank, N.A., as Indenture Trustee (the “Indenture Trustee”, which term includes any successor Indenture Trustee under the Indenture), to which Indenture and Indenture Supplement reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture and the Indenture Supplement. All terms used in this Note that are defined in the Indenture or the Indenture Supplement, each as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture or the Indenture Supplement, as so supplemented or amended.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the ~~Master Trust, the aster Trust Trustee, the~~ Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the ~~Master Trust, the aster Trust Trustee, the~~ Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the ~~Master Trust, the aster Trust Trustee, the~~ Issuing Entity, the Owner Trustee or the Indenture Trustee, (iii) any partner, owner, beneficiary, agent, officer, director or employee of the ~~Master Trust, the aster Trust Trustee, the~~ Issuing Entity, the Indenture Trustee or the Owner Trustee in its individual capacity, or (iv) any holder of a beneficial interest in the ~~Master Trust, the aster Trust Trustee, the~~ Issuing Entity, the Owner Trustee or the Indenture Trustee or of any successor or assign of the ~~Master Trust, the aster Trust Trustee, the~~ Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.
Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder shall not at any time institute against Navistar Financial Securities Corporation, Navistar Financial Corporation~~, the Master Trust~~ or the Issuing Entity, or join in any institution against Navistar Financial Securities Corporation, Navistar Financial Corporation~~, the Master Trust~~ or the Issuing Entity of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Indenture Supplement.
Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
Each Noteholder, by its acceptance of this Note, agrees to provide to the Person from whom it receives payments on the Notes (including the Paying Agent) the Noteholder Tax Identification Information and, upon request, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder, by its acceptance of this Note, agrees that the Indenture Trustee has the right to withhold any amounts of interest (properly withholdable under law and without any corresponding gross-up) payable to a Noteholder or holder of an interest in a Note that fails to comply with the requirements of the preceding sentence.
THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5‑1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
No reference herein to the Indenture or the Indenture Supplement and no provision of this Note or of the Indenture or the Indenture Supplement shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee ___________________________
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) __________________________________ the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:____________________________
_______________________________*
Signature Guaranteed

INCREMENTAL FUNDING AND REPAYMENT

Initial Series 2012-VFN Outstanding Principal Balance	Incremental Funded Amount	Repayments of Principal	Series 2012-VFN Outstanding Principal Balance	Date / Incremental Funding Date

EXHIBIT B
FORM OF MONTHLY SERVICER CERTIFICATE
NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II
SERIES 2012-VFN NOTES
Under the Series 2012-VFN Indenture Supplement, dated as of August 29, 2012 (the “Indenture Supplement”), by and among the Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) and The Bank of New York Mellon, as trustee (the “Indenture Trustee”), the information which is required to be prepared with respect to the Distribution Date of _______ __, ____, the Transfer Date of ________ ___,____ and with respect to the performance of the Issuing Entity during the Due Period ended on ___________ ___,____ and the Interest Period ended on ________ ____, _____ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Issuing Entity as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

5	Series 2012-VFN Notes Information	0.0
5.1	Series 2012-VFN Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2012-VFN Indenture Supplement and to payments made on the Distribution Date).	0.0
	Cumulative Reductions (Net of Reinstatements) of the Series 2012-VFN Nominal Liquidation Amount, if any, as of the Transfer Date	0.0
5.2	Series 2012-VFN Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2012-VFN Indenture Supplement and to payments made on the Distribution Date).	0.0
	Series 2012-VFN Target Overcollateralization Amount, if any, as of the Transfer Date	0.0
	Cumulative Reductions (Net of Reinstatements) of the Series 2012-VFN Overco~~llat~~ncentra~~liza~~tion Amount Defici~~ency~~t, if any, as of the Transfer Date	0.0
5.4	Series 2012-VFN Noteholder Allocated Dealer Note Losses / (Recoveries) for the Due Period Series 2012-VFN Subordinated Seller’s Interest Allocated Dealer Note Losses / (Recoveries) for the Due Period Series 2012-VFN Allocated Dealer Note Losses / (Recoveries) for the Due Period	0.0 0.0 0.0

5.5	Series 2012-VFN Noteholder Allocated Interest Amounts for the Due Period Series 2012-VFN Subordinated Seller’s Interest Allocated Interest Amounts for the Due Period Series 2012-VFN Allocated Interest Amounts for the Due Period	0.0 0.0 0.0
5.6	Series 2012-VFN Noteholder Allocated Principal Amounts for the Due Period Series 2012-VFN Subordinated Seller’s Interest Allocated Principal Amounts for the Due Period Series 2012-VFN Allocated Principal Amounts for the Due Period	0.0 0.0 0.0
5.7	~~Series 2012-VFN Noteholder Allocated Principal Amounts for the Due Period~~ [Reserved]	0.0
5.8	Series 2012-VFN Noteholder Available Interest Amounts with respect to the Due Period Series 2012-VFN Additional Available Interest Amounts with respect to the Due Period Series 2012-VFN Available Interest Amounts with respect to the Due Period	0.0 0.0 0.0
5.9	Series 2012-VFN Noteholder Available Principal Amounts with respect to the Due Period Series 2012-VFN Additional Available Principal Amounts with respect to the Due Period Series 2012-VFN Available Principal Amounts with respect to the Due Period	0.0 0.0 0.0
5.10	Shortfall in Series Available Principal Amounts, if any, for the Due Period	0.0

5.11	Seller’s Interest for the Series 2012-VFN Notes for the Due Period	0.0
5.12	Shortfall in Series Available Interest Amounts, if any, for the Due Period	0.0
5.13	Unreimbursed reductions to the Series 2012-VFN Collateral Amount, if any, for the Due Period	0.0
5.14	Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the Transfer Date	0.0
5.15	Series 2012-VFN Required Seller’s Interest as of the Distribution Date	0.0
5.16	Series Noteholder Variable Allocation Percentage for the Due Period Series Seller’ Interest Variable Allocation Percentage for the Due Period Series Variable Allocation Percentage for the Due Period	0.0 0.0 0.0
5.17	Series Noteholder Fixed Allocation Percentage for the Due Period Series Seller’ Interest Fixed Allocation Percentage for the Due Period Series Fixed Allocation Percentage for the Due Period	0.0 0.0 0.0
5.18	Total amount to be distributed on the Series 2012-VFN Notes on the Distribution Date	0.0
5.19	Total amount, if any, to be distributed on the Series 2012-VFN Notes on the Distribution Date allocable to the Outstanding Principal Amount	0.0
5.20	Total amount to be distributed on the Series 2012-VFN Notes on the Distribution Date allocable to interest on the Series 2012-VFN Notes	0.0
5.21.1	Series 2012-VFN Servicing Fee to be paid on the Distribution Date	0.0

5.21.2	Series 2012-VFN Backup Servicing Expenses to be paid on the Distribution Date	0.0
5.21.3	Series 2012-VFN Backup Servicing Fee to be paid on the Distribution Date	0.0
5.22.1	Series 2012-VFN Investment Income	0.0
5.22.2	Series 2012-VFN Principal Funding Account investment income	0.0
5.22.3	Series 2012-VFN Interest Funding Account investment income	0.0
5.22.4	Series 2012-VFN Spread Account investment income	0.0
5.23	Series Excess Available Interest Amounts for the Due Period	0.0
5.24	Excess Available Interest Amounts for the Due Period allocated to other Series of Notes	0.0
5.25	Excess Available Interest Amounts for the Due Period allocated to Series of Investor Certificates	0.0
5.26	Excess Available Principal Collections allocated from other series of Notes to Series 2012-VFN for the Due Period	0.0
5.27	~~Amount of Shared Principal Collections allocated to Series 2012-FN Collateral Certificate for the Due Period~~ [Reserved]	0.0
5.28	Amount of Excess Available Principal Collections allocated to other Series of Notes for the Due Period	0.0
5.29	Reimbursement Amount for the Series 2012-VFN Notes for the Due Period	0.0
5.30	Certain amounts and calculations referenced in the definition of Early Redemption Event	See Exhibit “A”
6	Account Information	0.0
6.1	Series 2012-VFN Spread Account Balance as of the Distribution Date after giving effect to all withdrawals and deposits made on such Distribution Date	0.0

	Series 2012-VFN Spread Account Required Amount, if any, as of the Distribution Date after giving effect to all withdrawals and deposits made on such Distribution Date	0.0
6.2	Series 2012-VFN Principal Funding Account Balance as of the Distribution Date after giving effect to all withdrawals and deposits made on such Distribution Date	0.0
6.3	Series 2012-VFN Interest Funding Account Balance as of the Distribution Date after giving effect to all withdrawals and deposits made on such Distribution Date	0.0
7	Notes Information	0.0
7.1	Outstanding Principal Amount as of the Distribution Date after giving effect to the transactions made on such Distribution Date	0.0
7.2	Nominal Liquidation Amount as of the Distribution Date after giving effect to the transactions made on such Distribution Date	0.0
7.3	Total amount to be distributed on the Notes on the Distribution Date	0.0
7.4	Total amount, if any, to be distributed on the Notes on the Distribution Date allocable to the Outstanding Principal Amount	0.0
7.5	Total amount to be distributed on the Notes on the Distribution Date allocable interest on the Notes	0.0
7.6	Monthly Interest for the Interest Period	0.0

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ___________ __, _____.

NAVISTAR FINANCIAL
CORPORATION, as Servicer

By:_____________________
Its:______________________